FORD CREDIT FLOORPLAN MASTER OWNER TRUST A
                                     Issuer



                            THE CHASE MANHATTAN BANK
                                Indenture Trustee




                       -----------------------------------

                                    INDENTURE

                           Dated as of August 1, 2001

                       -----------------------------------






                               ASSET BACKED NOTES


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
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                             Table of Contents Page

                                    ARTICLE I
                                   DEFINITIONS


       Section 1.01.     Definitions............................................................. 3
       Section 1.02.     Other Definitional Provisions...........................................22

                                   ARTICLE II
                                    THE NOTES

       Section 2.01.     Form Generally..........................................................23
       Section 2.02.     Denominations...........................................................24
       Section 2.03.     Execution, Authentication and Delivery..................................24
       Section 2.04.     Authenticating Agent....................................................25
       Section 2.05.     Registration of and Limitations on Transfer and Exchange of Notes.......26
       Section 2.06.     Mutilated, Destroyed, Lost or Stolen Notes..............................27
       Section 2.07.     Persons Deemed Owners...................................................29
       Section 2.08.     Appointment of Paying Agent.............................................29
       Section 2.09.     Access to List of Noteholders' Names and Addresses......................29
       Section 2.10.     Cancellation............................................................30
       Section 2.11.     Release of Collateral...................................................30
       Section 2.12.     New Issuances...........................................................30
       Section 2.13.     Book-Entry Notes........................................................32
       Section 2.14.     Notices to Clearing Agency or Foreign Clearing Agency...................33
       Section 2.15.     Definitive Notes........................................................33
       Section 2.16.     Global Notes; Euro-Note Exchange Date...................................34
       Section 2.17.     Meetings of Noteholders.................................................34
       Section 2.18.     Uncertificated Classes..................................................35

                                   ARTICLE III
                     REPRESENTATIONS AND COVENANTS OF ISSUER

       Section 3.01.     Payment of Principal and Interest.......................................35
       Section 3.02.     Maintenance of Office or Agency.........................................35
       Section 3.03.     Money for Note Payments to Be Held in Trust.............................36
       Section 3.04.     Existence...............................................................37
       Section 3.05.     Protection of Trust.....................................................37
       Section 3.06.     Opinions as to Trust Assets.............................................38
       Section 3.07.     Performance of Obligations; Servicing of Receivables....................38
       Section 3.08.     Negative Covenants......................................................40
       Section 3.09.     Statements as to Compliance.............................................41
       Section 3.10.     Issuer May Consolidate, Etc., Only on Certain Terms.....................41
       Section 3.11.     Successor Substituted...................................................43
       Section 3.12.     No Other Business.......................................................44
       Section 3.13.     No Borrowing............................................................44
       Section 3.14.     Servicer's Obligations..................................................44
       Section 3.15.     Guarantees, Loans, Advances and Other Liabilities.......................44
       Section 3.16.     Capital Expenditures....................................................44
       Section 3.17.     Removal of Administrator................................................44
       Section 3.18.     Restricted Payments.....................................................44
       Section 3.19.     Notice of Events of Default.............................................45
       Section 3.20.     Further Instruments and Acts............................................45
       Section 3.21.     Additional Representations and Warranties of Issuer.....................45

                                   ARTICLE IV
                           SATISFACTION AND DISCHARGE

       Section 4.01.     Satisfaction and Discharge of Indenture.................................46
       Section 4.02.     Application of Trust Money..............................................48

                                    ARTICLE V
                   AMORTIZATION EVENTS, DEFAULTS AND REMEDIES

       Section 5.01.     Amortization Events.....................................................48
       Section 5.02.     Events of Default.......................................................49
       Section 5.03.     Acceleration of Maturity; Rescission and Annulment......................49
       Section 5.04.     Collection of Indebtedness and Suits for Enforcement by
                         Indenture Trustee.......................................................50
       Section 5.05.     Remedies; Priorities....................................................52
       Section 5.06.     Optional Preservation of Trust Assets...................................54
       Section 5.07.     Limitation on Suits.....................................................54
       Section 5.08.     Unconditional Rights of Noteholders to Receive Principal and Interest...55
       Section 5.09.     Restoration of Rights and Remedies......................................55
       Section 5.10.     Rights and Remedies Cumulative..........................................56
       Section 5.11.     Delay or Omission Not Waiver............................................56
       Section 5.12.     Rights of Noteholders to Direct Indenture Trustee.......................56
       Section 5.13.     Waiver of Past Defaults.................................................56
       Section 5.14.     Undertaking for Costs...................................................57
       Section 5.15.     Waiver of Stay or Extension Laws........................................57
       Section 5.16.     Sale of Trust Assets....................................................58
       Section 5.17.     Action on Notes.........................................................58

                                   ARTICLE VI
                              THE INDENTURE TRUSTEE

       Section 6.01.     Duties of Indenture Trustee.............................................59
       Section 6.02.     Notice of Amortization Event, Events of Default or Servicer Default.....61
       Section 6.03.     Rights of Indenture Trustee.............................................61
       Section 6.04.     Not Responsible for Recitals or Issuance of Notes.......................62
       Section 6.05.     May Hold Notes..........................................................63
       Section 6.06.     Money Held in Trust.....................................................63
       Section 6.07.     Compensation, Reimbursement and Indemnification.........................63
       Section 6.08.     Replacement of Indenture Trustee........................................64
       Section 6.09.     Successor Indenture Trustee by Merger...................................65
       Section 6.10.     Appointment of Co-Indenture Trustee or Separate Indenture Trustee.......65
       Section 6.11.     Eligibility; Disqualification...........................................67
       Section 6.12.     Preferential Collection of Claims Against...............................67
       Section 6.13.     Tax Returns.............................................................67
       Section 6.14.     Representations and Covenants of Indenture Trustee......................67
       Section 6.15.     The Securities Intermediary; Certain Matters Relating to Trust Account
                         Securities Subaccounts..................................................68

                                   ARTICLE VII
          NOTEHOLDERS' LIST AND REPORTS BY INDENTURE TRUSTEE AND ISSUER

       Section 7.01.     Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders..69
       Section 7.02.     Preservation of Information; Communications to Noteholders..............70
       Section 7.03.     Reports by Issuer.......................................................70
       Section 7.04.     Reports by Indenture Trustee............................................71
       Section 7.05.     Notice by Publication...................................................71

                                  ARTICLE VIII
                    ALLOCATION AND APPLICATION OF COLLECTIONS

       Section 8.01.     Collection of Money.....................................................71
       Section 8.02.     Rights of Noteholders...................................................72
       Section 8.03.     Establishment of Collection Account and Excess Funding Account; Certain
                         Matters Relating to Trust Account Cash Deposit Subaccounts..............72
       Section 8.04.     Collections and Allocations.............................................76
       Section 8.05.     Interest Reallocation Groups; Excess Interest Sharing Groups; Principal
                         Sharing Groups..........................................................77
       Section 8.06.     Shared Enhancement Series...............................................78
       Section 8.07.     Release of Trust Assets; Eligible Loan Documents........................78

                                   ARTICLE IX
                    DISTRIBUTIONS AND REPORTS TO NOTEHOLDERS

       Section 9.01.     Distributions and Reports to Noteholders................................79

                                    ARTICLE X
                             SUPPLEMENTAL INDENTURES

       Section 10.01.    Supplemental Indentures without Consent of Noteholders..................79
       Section 10.02.    Supplemental Indentures with Consent of Noteholders.....................81
       Section 10.03.    Execution of Supplemental Indentures....................................83
       Section 10.04.    Effect of Supplemental Indenture........................................83
       Section 10.05.    Conformity with Trust Indenture Act.....................................83
       Section 10.06.    Reference in Notes to Supplemental Indentures...........................83

                                   ARTICLE XI
                                   TERMINATION

       Section 11.01.    Termination of Trust....................................................84
       Section 11.02.    Final Distribution......................................................84
       Section 11.03.    Transferors' Termination Rights.........................................85
       Section 11.04.    Defeasance..............................................................85

                                   ARTICLE XII
                                  MISCELLANEOUS

       Section 12.01.    Compliance Certificates, Opinions, etc..................................87
       Section 12.02.    Form of Documents Delivered to Indenture Trustee........................88
       Section 12.03.    Acts of Noteholders.....................................................89
       Section 12.04.    Notices, etc. to Indenture Trustee and Issuer...........................90
       Section 12.05.    Notices to Noteholders; Waiver..........................................90
       Section 12.06.    Alternate Payment and Notice Provisions.................................91
       Section 12.07.    Conflict with Trust Indenture Act.......................................91
       Section 12.08.    Effect of Headings and Table of Contents................................91
       Section 12.09.    Successors and Assigns..................................................92
       Section 12.10.    Severability of Provisions..............................................92
       Section 12.11.    Benefits of Indenture...................................................92
       Section 12.12.    Governing Law...........................................................92
       Section 12.13.    Counterparts............................................................92
       Section 12.14.    Trust Obligation........................................................92
       Section 12.15.    No Petition; Subordination and Claims Against Transferors...............93
       Section 12.16.    Limitation of Liability of Owner Trustee................................93

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
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           RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939
                            AND INDENTURE PROVISIONS*

  Trust Indenture Act Section                                                    Indenture Section

        310(a)(1)..............................................................          6.11
           (a)(2)..............................................................          6.11
           (a)(3)..............................................................          6.10
           (a)(4)..............................................................         Not Applicable
           (a)(5)..............................................................          6.11
           (b).................................................................          6.08, 6.11
           (c).................................................................         Not Applicable
        311(a).................................................................          6.12
           (b).................................................................          6.12
           (c).................................................................         Not Applicable
        312(a).................................................................          7.01, 7.02(a)
           (b).................................................................          7.02(b)
           (c).................................................................          7.02(c)
        313(a).................................................................          7.04
           (b).................................................................          7.04
           (c).................................................................          7.03(a), 7.04
           (d).................................................................          7.04
        314(a).................................................................          3.09, 7.03(a)
           (b).................................................................          3.06
           (c)(1)..............................................................          2.11, 8.07(c), 12.01(a)
           (c)(2)..............................................................          2.11, 8.07(c), 12.01(a)
           (c)(3)..............................................................          2.11, 8.07(c), 12.01(a)
           (d)(1)..............................................................          2.11, 8.07(c), 12.01(b),
                                                                                        12.01(c), 12.01(d),
                                                                                        12.01(e)
           (d)(2)..............................................................       12.01(b), 12.01(c)
           (d)(3)..............................................................         Not Applicable
           (e).................................................................         12.01(a)
        315(a).................................................................          6.01(b)
           (b).................................................................          6.02
           (c).................................................................          6.01(a), 6.01(c)
           (d)(1)..............................................................          6.01(d)
           (d)(2)..............................................................          6.01(d)
           (d)(3)..............................................................          6.01(d)
           (e).................................................................          5.14
        316(a)(1)(A)...........................................................          5.12
        316(a)(1)(B)...........................................................          5.13
        316(a)(2)..............................................................         Not Applicable
        316(b).................................................................          5.08
        317(a)(1)..............................................................          5.04
        317(a)(2)..............................................................          5.04(d)
        317(b).................................................................          5.04(a)
        318(a).................................................................         12.07
  ---------

  *This reconciliation and tie is not, for any purpose, to be deemed to be part of the within Indenture.


         INDENTURE, dated as of August 1, 2001 by and between FORD CREDIT FLOORPLAN MASTER OWNER TRUST A, a Delaware business trust, as Issuer, and The Chase Manhattan Bank, a New York banking corporation, as Indenture Trustee,

                                    RECITALS

         A. The Issuer and the Indenture Trustee are executing and delivering this Indenture to provide for the issuance from time to time by the Issuer of Notes in one or more Series, the principal terms of which will be specified in one or more Indenture Supplements to this Indenture.

         B. The obligations of the Issuer under all Notes issued under this Indenture will be equally and ratably secured by, among other things, Receivables and, if applicable, interests in Other Floorplan Assets from time to time transferred to the Issuer by the Transferors pursuant to the Transfer and Servicing Agreements, such Receivables and interests in any Other Floorplan Assets having, in turn, been sold to the Transferors by the Seller pursuant to the Receivables Purchase Agreements with the Transferors.

         In consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                GRANTING CLAUSES

         The Issuer hereby Grants to the Indenture Trustee, for the benefit of the Noteholders and any Series Enhancers, all of the Issuer's right, title and interest (whether now owned or hereafter acquired) in, to and under the following (collectively, the "Master Collateral"):

(i) the Receivables transferred to the Issuer pursuant to the Transfer and Servicing Agreements, including all Related Security with respect thereto and all monies, instruments, investment property and other property distributed or distributable in respect of such Receivables (together with all interest, proceeds, earnings, income, revenue, dividends and other distributions thereof);

(ii) if applicable, interests in Other Floorplan Assets transferred to the Issuer pursuant to the Transfer and Servicing Agreements, including all monies, instruments, investment property and other property distributed or distributable in respect of such interests in Other Floorplan Assets (together with all interest, proceeds, earnings, income, revenue, dividends and other distributions thereof);

(iii) all Eligible Investments and all monies, instruments, securities, security entitlements, documents, certificates of deposit and other property from time to time on deposit in or credited to the Collection Account, the Series Accounts and the Excess Funding Account (including any subaccount thereof) and in all interest, proceeds, earnings, income, revenue, dividends and other distributions thereof (including any accrued discount realized on liquidation of any investment purchased at a discount);

(iv) all rights, remedies, powers, privileges and claims of the Issuer under or with respect to the Transfer and Servicing Agreements and the Receivables Purchase Agreements (whether arising pursuant to the terms of such agreements or otherwise available to the Issuer at law or in equity), including the rights of the Issuer to enforce the Transfer and Servicing Agreements and the Receivables Purchase Agreements and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Transfer and Servicing Agreements and the Receivables Purchase Agreements; and

(v) all present and future claims, demands, causes of action and choses in action regarding any of the foregoing and all payments on any of the foregoing and all proceeds of any nature whatsoever regarding any of the foregoing, including all proceeds of the voluntary or involuntary conversion thereof into cash or other liquid property and all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any kind and other forms of obligations and receivables, instruments and other property that at any time constitute any part of or are included in the proceeds of any of the foregoing.

         The foregoing Grants are made in trust to secure (a) the Issuer's obligations under the Notes equally and ratably without prejudice, priority or distinction between any Note and any other Notes, except to the extent expressly provided in the Notes, this Indenture or the related Indenture Supplements, (b) the Issuer's obligations under any Series Enhancement Agreements entered into with any Series Enhancers, but only to the extent expressly provided in such Series Enhancement Agreements, this Indenture or the related Indenture Supplements, (c) the payment of all other sums payable under the Notes, this Indenture and the related Indenture Supplements and (d) the compliance with the terms and conditions of the Notes, this Indenture, the related Indenture Supplements and any Series Enhancement Agreements entered into with any Series Enhancers, all as provided herein or therein.

         The Indenture Trustee, as indenture trustee on behalf of the Noteholders and any Series Enhancers, hereby acknowledges the foregoing Grants, accepts the trusts under this Indenture in accordance with the provisions of this Indenture, and agrees to perform the duties herein required to the end that the interests of the Noteholders and any Series Enhancers may be adequately protected.

         As provided in any Indenture Supplement, the Issuer may Grant to the Indenture Trustee, for the benefit of the Holders of the related Series, other collateral in addition to the Master Collateral (such other collateral, the "Series Collateral" and, collectively with the Master Collateral, the "Collateral"). Any Grants of Series Collateral pursuant to an Indenture Supplement, unless otherwise provided in such Indenture Supplement, will be made for the exclusive benefit of the Holders of the related Series (and any other Persons specified therein) and will not secure in any manner the Issuer's obligations under any other Series of Notes.

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01.     Definitions.

         Whenever used in this Indenture, the following words and phrases have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

         "Accumulation Period" means, with respect to any Series, or any Class within a Series, a period following the Revolving Period, during which Principal Collections and other amounts treated as Principal Collections are accumulated in a Series Account for the benefit of the Noteholders of such Series or Class and which will be the controlled accumulation period, the early accumulation period or other accumulation period, in each case as defined with respect to such Series or Class in the related Indenture Supplement.

         "Act" has the meaning specified in Section 12.03(a).

         "Adjusted Invested Amount" has, with respect to any Series, the meaning specified in the related Indenture Supplement.

         "Adjusted Pool Balance" means, as of any date of determination, the sum of (a) the Pool Balance as of such date, plus (b) the amounts on deposit in the Excess Funding Account (excluding amounts relating to investment earnings) on such date.

         "Administration Agreement" means the Administration Agreement, dated as of August 1, 2001, among the Issuer, the Administrator and the Indenture Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

         "Administrator" means Ford Credit, or its permitted successors and assigns, or any successor Administrator under the Administration Agreement.

         "Adverse Effect" means, with respect to any action, an action that (a) will result in the occurrence of an Amortization Event or an Event of Default or
(b) materially and adversely affects the amount or timing of distributions to be made to the Noteholders of any Series or Class pursuant to the Transfer and Servicing Agreements, the Indenture or the related Indenture Supplement.

         "Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agreement" means this Indenture, as the same may be amended, supplemented or otherwise modified from time to time, including, with respect to any Series or Class, the related Indenture Supplement.

         "Amortization Event" means, with respect to any Series, a Trust Amortization Event or a Series Amortization Event.

         "Amortization Period" means, with respect to any Series, or any Class within a Series, a period following the Revolving Period or Accumulation Period, as applicable, during which Principal Collections and other amounts treated as Principal Collections are distributed to the Noteholders of such Series or Class and which will be the controlled amortization period, the early amortization period, partial amortization period or other amortization period, in each case as defined with respect to such Series or Class in the related Indenture Supplement.

         "Applicants" has the meaning specified in Section 2.09.

         "Authorized Officer" means:

                  (a) with respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers, containing the specimen signature of each such Person, delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and, so long as the Administration Agreement is in effect, any Vice President or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Authorized Officers (containing the specimen signatures of such officers) delivered by the Administrator to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter);

                  (b) with respect to each Transferor, any officer of such Transferor who is authorized to act for such Transferor in matters relating to the Transferor and who is identified on the list of Authorized Officers, containing the specimen signature of each such Person, delivered by such Transferor to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter); and

                  (c) with respect to the Servicer, any officer of the Servicer who is authorized to act for the Servicer in matters relating to the Servicer and who is identified on the list of Authorized Officers, containing the specimen signature of each such Person, delivered by the Servicer to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

         "Bank" means The Chase Manhattan Bank, in its capacity as a bank (as defined in Section 9-102 of the UCC) pursuant to Section 8.03(c), its successors in interest and any successor bank.

         "Bearer Notes" has the meaning specified in Section 2.01.

         "Beneficial Owner" means, with respect to a Book-Entry Note, the Person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or Foreign Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency or Foreign Clearing Agency (directly as a Clearing Agency Participant or as an Indirect Participant, in accordance with the rules of such Clearing Agency or Foreign Clearing Agency).

         "Book-Entry Notes" means beneficial interests in the Notes, the ownership and transfers of which will be made through book entries by a Clearing Agency or Foreign Clearing Agency as described in Section 2.13.

         "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in The City of New York or the State of Delaware are authorized or obligated by law, executive order or governmental decree to be closed.

         "Cash Management Account" has the meaning specified in the Transfer and Servicing Agreements.

         "Class" means, with respect to any Series, any one of the classes of Notes of such Series.

         "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act and serving as clearing agency for a Series or Class of Book-Entry Notes.

         "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "Clearstream" means Clearstream Banking, societe anonyme, a professional depository incorporated under the laws of Luxembourg, and its successors.

         "Closing Date" has, with respect to any Series, the meaning specified in the related Indenture Supplement.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Collateral" has the meaning specified in the Granting Clauses of this Indenture.

         "Collection Account" has the meaning specified in Section 8.03(a).

         "Collection Account Cash Deposit Subaccount" has the meaning specified in Section 8.03(a).

         "Collection Account Securities Subaccount" has the meaning specified in
Section 8.03(a).

         "Collection Period" means, with respect to each Distribution Date, unless otherwise specified in an Indenture Supplement, the period from and including the first day of the preceding calendar month to and including the last day of such calendar month.

         "Collections" has the meaning specified in the Transfer and Servicing Agreements.

         "Commission" means the Securities and Exchange Commission and its successors.

         "Corporate Trust Office" means the principal office of the Indenture Trustee at which at any particular time its corporate trust business will be administered, which office as of the date of the execution of this Indenture is located at 450 West 33rd Street, New York, New York 10001-2697, Attention:
Institutional Trust Services (facsimile no. 212-946-8302) or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Transferors, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Issuer, the Noteholders, the Servicer and the Transferors); provided, however, that for the purposes of Section 3.02, the address of any such office will be in the Borough of Manhattan of The City of New York.

         "Coupon" has the meaning specified in Section 2.01.

         "Cut-off Date" has the meaning specified in the Transfer and Servicing Agreements.

         "Date of Processing" means, with respect to any transaction, the date on which such transaction is first recorded on the Servicer's computer file of accounts (without regard to the effective date of such recordation).

         "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

         "Defeasance" has the meaning specified in Section 11.04(a).

         "Defeased Series" has the meaning specified in Section 11.04(a).

         "Definitive Notes" means Notes in definitive, fully registered form.

         "Delaware Trustee" means The Bank of New York (Delaware), a Delaware banking corporation, in its capacity as Delaware trustee under the Trust Agreement, its successors in interest and any successor Delaware trustee under the Trust Agreement.

         "Deliver," "Delivered" or "Delivery" means, with respect to any Eligible Investment, when the steps applicable to such item as specified below are completed (terms used in the following provisions that are not otherwise defined are used as defined in Articles 8 and 9 of the UCC):

                  (a) in the case of each certificated security (other than a clearing corporation security (as defined below)) or instrument by: (1) the delivery of such certificated security or instrument to the Securities Intermediary registered in the name of the Securities Intermediary or its affiliated nominee or endorsed to the Securities Intermediary in blank; (2) causing the Securities Intermediary to continuously indicate by book-entry that such certificated security or instrument is credited to the applicable Trust Account Securities Subaccount; and (3) the Securities Intermediary maintaining continuous possession of such certificated security or instrument in the State of New York or elsewhere as required by applicable law or regulation;

                  (b) in the case of each uncertificated security (other than a clearing corporation security (as defined below)), by causing: (1) such uncertificated security to be continuously registered in the books of the issuer thereof to the Securities Intermediary; and (2) the Securities Intermediary to continuously indicate by book-entry that such uncertificated security is credited to the applicable Trust Account Securities Subaccount;

                  (c) in the case of each security in the custody of or maintained on the books of a clearing corporation (a "clearing corporation security"), by causing: (1) the relevant clearing corporation to credit such clearing corporation security to the securities account of the Securities Intermediary at such clearing corporation; and (2) the Securities Intermediary to continuously indicate by book-entry that such clearing corporation security is credited to the applicable Trust Account Securities Subaccount; and

                  (d) in the case of each security issued or guaranteed by the United States of America or agency or instrumentality thereof (other than a security issued by the Government National Mortgage Association) representing a full faith and credit obligation of the United States of America and that is maintained in book-entry records of the Federal Reserve Bank of New York ("FRBNY") (each such security, a "government security"), by causing: (1) the creation of a security entitlement to such government security by the credit of such government security to the securities account of the Securities Intermediary at the FRBNY; and
         (2) the Securities Intermediary to continuously indicate by book-entry that such government security is credited to the applicable Trust Account Securities Subaccount.

         "Deposit Date" means each day on which the Servicer deposits Collections into the Collection Account pursuant to Section 8.04.

         "Determination Date" means, with respect to any Distribution Date, the day that is two Business Days before such Distribution Date.

         "Distribution Date" means, with respect to any Series, the date specified in the related Indenture Supplement.

         "Dollars," "$" or "U.S.$" means United States dollars.

         "DTC" means The Depository Trust Company and its successors.

         "Eligible Institution" means any depository institution (which may be the Owner Trustee or the Indenture Trustee) organized under the laws of the United States or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), which depository institution at all times (a) is a member of the FDIC and (b) has (i) a long-term unsecured debt rating acceptable to the Rating Agency or (ii) a certificate of deposit rating acceptable to the Rating Agency. Notwithstanding the previous sentence any institution the appointment of which satisfies the Rating Agency Condition will be considered an Eligible Institution. If so qualified, the Servicer may be considered an Eligible Institution for the purposes of this definition.

         "Eligible Investments" means instruments, securities, securities entitlements or other investment property with respect to any of the following:

                  (a) direct obligations of, or obligations fully guaranteed as to timely payment by, the United States of America;

                  (b) demand deposits, time deposits or certificates of deposit (having original maturities of no more than 365 days) of depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof or the District of Columbia (or domestic branches of foreign banks) and subject to supervision and examination by United States federal or state banking or depository institution authorities; provided that at the time of the Issuer's investment or contractual commitment to invest therein, the short-term debt rating of such depository institution or trust company is in the highest rating category of Standard & Poor's, Fitch (if rated by Fitch) and Moody's;

                  (c) commercial paper (having original or remaining maturities of no more than 30 days) having, at the time of the Issuer's investment or contractual commitment to invest therein, a rating in the highest rating category of Standard & Poor's, Fitch (if rated by Fitch) and Moody's;

                  (d) demand deposits, time deposits and certificates of deposit which are fully insured by the FDIC having, at the time of the Issuer's investment therein, a rating in the highest rating category of Standard & Poor's, Fitch (if rated by Fitch) and Moody's;

                  (e) bankers' acceptances (having original maturities of no more than 365 days) issued by any depository institution or trust company referred to in clause (b) above;

                  (f) money market funds having, at the time of the Issuer's investment therein, a rating in the highest rating category of Standard & Poor's, Fitch (if rated by Fitch) and Moody's (including funds for which the Indenture Trustee or any of its Affiliates is investment manager or advisor);

                  (g) time deposits (having maturities not later than the succeeding Distribution Date), other than as referred to in clause (d) above, with a Person the commercial paper of which has a credit rating satisfactory to Standard & Poor's, Fitch (if rated by Fitch) and Moody's; or

                  (h) any other investment of a type or rating that satisfies the Rating Agency Condition.

         "Euroclear Operator" means Euroclear Bank, S.A./N.V., as operator of the Euroclear System or its successor as operator of such system or any system that is a successor to such system.

         "Event of Default" has the meaning specified in Section 5.02.

         "Excess Funding Account" has the meaning specified in Section 8.03(b).

         "Excess Funding Account Cash Deposit Subaccount" has the meaning specified in Section 8.03(b).

         "Excess Funding Account Securities Subaccount" has the meaning specified in Section 8.03(b).

         "Excess Funding Amount" means the amount on deposit in the Excess Funding Account.

         "Excess Interest Collections" has, with respect to any Series, the meaning specified in the related Indenture Supplement.

         "Excess Interest Sharing Group" means all Excess Interest Sharing Series that have the same Excess Interest Sharing Group designation.

         "Excess Interest Sharing Series" means a Series that, pursuant to the related Indenture Supplement, is entitled to receive certain excess Interest Collections from other Series in the same Excess Interest Sharing Group, as more specifically set forth in such Indenture Supplement.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "FCF Corp" means Ford Credit Floorplan Corporation (formerly known as Ford Credit Auto Receivables Corporation), a Delaware corporation, and its successors.

         "FCF LLC" means Ford Credit Floorplan LLC (formerly known as Ford Credit Auto Receivables LLC), a Delaware limited liability company, and its successors.

         "FDIC" means the Federal Deposit Insurance Corporation and its successors.

         "Fitch" means Fitch, Inc. and its successors.

         "Fixed Investor Percentage" has, with respect to any Series, the meaning specified in the related Indenture Supplement.

         "Floating Investor Percentage" has, with respect to any Series, the meaning specified in the related Indenture Supplement.

         "Ford" means Ford Motor Company, a Delaware corporation, and its successors.

         "Ford Credit" means Ford Motor Credit Company, a Delaware corporation, and its successors.

         "Foreclosure Remedy" has the meaning specified in Sections 5.05(a)(iii) and (iv).

         "Foreign Clearing Agency" means either Clearstream or the Euroclear Operator.

         "Global Note" has the meaning specified in Section 2.16.

         "Grant" means to mortgage, pledge, bargain, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a Lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral, or of any other property, agreement or instrument, includes all rights, powers and options (but none of the obligations) of the Granting party, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and such other property, agreement or instrument and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

         "Holder" or "Noteholder" means the Person in whose name a Note is registered on the Note Register and, if applicable, the holder of any Bearer Note or Coupon, as the case may be, or such other Person deemed to be a "Holder" or "Noteholder" in the related Indenture Supplement.

         "Indenture" means this Indenture, as the same may be amended, supplemented or otherwise modified from time to time.

         "Indenture Supplement" means, with respect to any Series, a supplement to the Indenture, executed and delivered in connection with the original issuance of the Notes of such Series pursuant to Section 10.01, and an amendment to the Indenture executed pursuant to Sections 10.01 or 10.02, and, in either case, including all amendments thereof and supplements thereto.

         "Indenture Trustee" means The Chase Manhattan Bank, a New York banking corporation, in its capacity as indenture trustee under this Indenture, its successors in interest and any successor indenture trustee under this Indenture.

         "Independent" means, when used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Transferors and any Affiliate of any of the foregoing Persons,
(b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Transferors or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Transferor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

         "Independent Certificate" means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 12.01, made by an Independent appraiser or other expert appointed by an Issuer Order, and which states that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

         "Indirect Participant" means other Persons such as securities brokers and dealers, banks and trust companies that clear or maintain a custodial relationship with a participant of DTC, either directly or indirectly.

         "Initial Invested Amount" has, with respect to any Series, the meaning specified in the related Indenture Supplement.

         "Insolvency Event" means, with respect to a specified Person:

                  (a) (i) the entry of a decree or order for relief by a court having jurisdiction in the premises against such Person or any substantial part of its property in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (ii) the appointment of a conservator, receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for all or any substantial part of its property or (iii) the ordering of the winding-up or liquidation of such Person's business, if the decree or order remains unstayed and in effect for a period of 60 consecutive days;

                  (b) (i) the commencement by such Person of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (ii) the consent by such Person to the entry of an order for relief in an involuntary case under any such law, (iii) the consent by such Person to the appointment of or taking possession by a conservator, receiver, liquidator, assignee for the benefit of creditors, custodian, trustee, sequestrator or similar official for such Person or for all or any substantial part of its property or (iv) the making by the Person of any general assignment for the benefit of creditors; or

                  (c) the failure by such Person generally to pay its debts as they become due or the admission by it in writing of its inability to pay its debts generally as they become due.

         "Interest Collections" means (a) all Collections of Interest Receivables owned by the Issuer, (b) if applicable, all Collections of the non-principal portion of the Issuer's interests in Other Floorplan Assets, (c) all interest and earnings on Eligible Investments credited to the Collection Account and the Excess Funding Account (net of losses and investment expenses) and (d) all Recoveries.

         "Interest Collections Shortfalls" has, with respect to any Series, the meaning specified in the related Indenture Supplement.

         "Interest Reallocation Group" means a group of one or more Series as specified in the related Indenture Supplement, if any, with respect to which reallocation of certain Interest Collections and other similar amounts are to be made among such Series, where applicable, for certain specified purposes as specified in this Indenture or any related Indenture Supplement, including, to the extent so specified, pooling amounts available to all Series in the particular Interest Reallocation Group prior to any application for individual Series requirements and sharing such amounts among such Series on the basis of the relative requirements for each such Series.

         "Interest Reallocation Series" means a Series that, pursuant to the Indenture Supplement therefor, is entitled to share Interest Collections allocable with a Series in the same Interest Reallocation Group as more specifically set forth in such Indenture Supplement.

         "Invested Amount" has, with respect to any Series, the meaning specified in the related Indenture Supplement.

         "Investment Company Act" means the Investment Company Act of 1940, as amended.

         "Issuer" means Ford Credit Floorplan Master Owner Trust A.

         "Issuer Order" and "Issuer Request" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

         "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, participation interest, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including any conditional sale or other title retention agreement and any financing lease having substantially the same economic effect as any of the foregoing.

         "Master Collateral" has the meaning specified in the Granting Clauses of this Indenture.

         "Miscellaneous Payments" means, with respect to any Collection Period, the sum of the Adjustment Payments and the Transferor Deposit Amounts to be deposited into the Excess Funding Account on or before the related Distribution Date.

         "Moody's" means Moody's Investors Service, Inc., and its successors.

         "Net Adjusted Pool Balance" means, as of any date of determination, the Adjusted Pool Balance as of such date, minus the Non-Conforming Receivable Amount as of such date.

         "New Issuance" has the meaning specified in Section 2.12.

         "Non-Conforming Receivable Amount" has the meaning specified in the Indenture Supplements.

         "Note Interest Rate" means, as of any date of determination and with respect to any Series or Class, the interest rate as of such date specified therefor in the related Indenture Supplement.

         "Note Owner" means, with respect to a Book-Entry Note, the Person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in accordance with the rules of such Clearing Agency).

         "Note Register" has the meaning specified in Section 2.05.

         "Noteholder" or "Holder" means the Person in whose name a Note is registered on the Note Register and, if applicable, the holder of any Bearer Note or Coupon, as the case may be, or such other Person deemed to be a "Noteholder" or "Holder" in the related Indenture Supplement.

         "Noteholders' Collateral" has the meaning specified in Section 8.02.

         "Notes" means the Asset Backed Notes issued by the Issuer pursuant to this Indenture and the Indenture Supplements.

         "Officer's Certificate" means, unless otherwise specified in this Indenture, a certificate delivered to the Indenture Trustee signed by any Authorized Officer of the Issuer, the Transferors or the Servicer, as applicable, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 12.01.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for, or an employee of, the Person providing the opinion and who is reasonably acceptable to the Indenture Trustee.

         "Other Floorplan Assets" has the meaning specified in the Transfer and Servicing Agreements.

         "Outstanding" means, as of any date of determination, all Notes theretofore authenticated and delivered under this Indenture, except:

                  (a) Notes cancelled by the Transfer Agent and Registrar prior to such date or delivered to the Transfer Agent and Registrar for cancellation;

                  (b) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes; provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Indenture Trustee, has been made;

                  (c) Notes deemed to be satisfied and discharged pursuant to Section 4.01 or 11.04 prior to such date; and

                  (d) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, however, that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned as of such date by the Issuer, any other obligor upon the Notes, the Transferors, the Servicer or any Affiliate of any of the foregoing Persons will be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee will be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Trustee Officer of the Indenture Trustee actually knows to be so owned will be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Transferors, the Servicer or any Affiliate of any of the foregoing Persons. In making any such determination, the Indenture Trustee may rely on the representations of the pledgee and is not required to undertake any independent investigation.

         "Outstanding Amount" means, as of any date of determination, the aggregate principal amount of all relevant Notes Outstanding as of such date.

         "Owner Trustee" means The Bank of New York, a New York banking corporation, in its capacity as owner trustee under the Trust Agreement, its successors in interest and any successor owner trustee under the Trust Agreement.

         "Paying Agent" means any paying agent appointed pursuant to Section
2.08 that meets the eligibility standards for the Indenture Trustee specified in
Section 6.11 and is initially the Indenture Trustee; provided that if the Indenture Supplement for a Series so provides, a different or additional Paying Agent may be appointed with respect to such Series.

         "Permitted Assignee" means any Person who, if it purchases Trust Assets (or interests therein) in connection with a sale thereof pursuant to Section 5.05, will not cause the Issuer to be taxable as a publicly traded partnership for United States federal income tax purposes.

         "Person" means any legal person, including any individual, corporation, partnership, association, joint-stock company, limited liability company, trust, unincorporated organization, governmental entity or other entity of similar nature.

         "Pool Balance" means, as of any date of determination, the aggregate amount of the Issuer's Principal Receivables on such date and, if applicable, the principal portion of the Issuer's interests in Other Floorplan Assets on such date.

         "Principal Collections" means (a) all Collections of Principal Receivables owned by the Issuer, (b) if applicable, all Collections of the principal portion of the Issuer's interests in Other Floorplan Assets and (c) all amounts representing deposits by related Dealers into any Cash Management Accounts (excluding, in all cases, Recoveries thereof). Any exchanges of Principal Receivables as provided in Section 2.11 of the Transfer and Servicing Agreements will not be included as a part of Principal Collections.

         "Principal Funding Account" has, with respect to any Series, the meaning specified in the related Indenture Supplement.

         "Principal Sharing Group" means all Principal Sharing Series that have the same Principal Sharing Group designation.

         "Principal Sharing Series" means a Series that, pursuant to the related Indenture Supplement therefor, is entitled to receive Shared Principal Collections within a specified Principal Sharing Group from other Series in the same Principal Sharing Group, as more specifically set forth in such Indenture Supplement.

         "Principal Shortfalls" has, with respect to any Series, the meaning specified in the related Indenture Supplement.

         "Principal Terms" means, with respect to any Series: (a) the name or designation; (b) the initial principal amount (or method for calculating such amount) and the Invested Amount; (c) the Note Interest Rate for each Class of Notes of such Series (or method for the determination thereof); (d) the payment date or dates and the date or dates from which interest will accrue; (e) the Distribution Date; (f) the method for allocating Collections to Noteholders; (g) the designation of any Series Accounts and the terms governing the operation of any such Series Accounts; (h) the Servicing Fee; (i) the issuer and terms of any form of Series Enhancements with respect thereto; (j) the terms on which the Notes of such Series may be exchanged for Notes of another Series, repurchased by the Transferor or remarketed to other investors; (k) the Series Final Maturity Date (which in no event will be less than 397 days after the Expected Final Payment Date for such Series); (l) the number of Classes of Notes of such Series and, if more than one Class, the rights and priorities of each such Class; (m) the extent to which the Notes of such Series will be issuable in temporary or permanent global form (and, in such case, the depository for such global note or notes, the terms and conditions, if any, upon which such global note may be exchanged, in whole or in part, for Definitive Notes, and the manner in which any interest payable on a temporary or global note will be paid); (n) whether the Notes of such Series may be issued in bearer form and any limitations imposed thereon; (o) the priority of such Series with respect to any other Series; (p) whether such Series will be an Interest Reallocation Series and, if so, its Interest Reallocation Group designation; (q) whether such Series will be a Principal Sharing Series and, if so, its Principal Sharing Group designation; (r) whether such Series will be an Excess Interest Sharing Series, and, if so, its Excess Interest Sharing Group designation; (s) whether such Series or subseries within such Series will be part of a Shared Enhancement Series and, if so, its Shared Enhancement Series designation; and (t) any other terms of such Series.

         "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

         "Qualified Account" means either (a) a segregated trust account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of the Indenture Trustee.

         "Rating Agency" means, with respect to any outstanding Series or Class, each statistical rating agency selected by the Transferors to rate the Notes of such Series or Class, unless otherwise specified in the related Indenture Supplement.

         "Rating Agency Condition" means, with respect to any action, that each Rating Agency has notified the Transferors, the Servicer, the Issuer and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then current rating of any outstanding Series or Class rated by such Rating Agency or, with respect to any outstanding Series or Class not rated by any Rating Agency, the written consent of such Series or Class obtained in the manner specified in the related Indenture Supplement.

         "Receivables" has the meaning specified in the Transfer and Servicing Agreements.

         "Receivables Purchase Agreements" means:

(a) with respect to FCF Corp as a Transferor, the Receivables Purchase Agreement, dated as of August 1, 2001, between FCF Corp, as buyer thereunder, and the Seller, as the same may be amended, supplemented or otherwise modified from time to time;

(b) with respect to FCF LLC as a Transferor, the Receivables Purchase Agreement, dated as of August 1, 2001, between FCF LLC, as buyer thereunder, and the Seller, as the same may be amended, supplemented or otherwise modified from time to time; and

(c) with respect to any other Person that becomes a Subsequent Transferor, any receivables purchase agreement between such Person, as buyer thereunder, and the Seller, as the same may be amended, supplemented or otherwise modified from time to time.

         "Record Date" means, unless otherwise specified for a Series in the related Indenture Supplement, (a) the Business Day immediately preceding each Distribution Date in the case of Book-Entry Notes and (b) the last day of the calendar month preceding each Distribution Date in the case of the Definitive Notes.

         "Recoveries" has the meaning specified in the Transfer and Servicing Agreements.

         "Redemption Date" means, with respect to any Series, the date or dates specified in the related Indenture Supplement.

         "Registered Notes" has the meaning specified in Section 2.01.

         "Related Security" has, with respect to any Series, the meaning specified in the related Indenture Supplement.

         "Required Pool Balance" means, as of any date of determination, the sum of (a) the sum of the respective products for each Series of the Required Pool Percentage for such Series, times the Initial Invested Amount of such Series and
(b) the sum of the respective Required Subordinated Amounts for each Series on the immediately preceding Determination Date (after giving effect to any changes therein on the related Distribution Date).

         "Required Subordinated Amount" has, with respect to any Series, the meaning specified in the related Indenture Supplement.

         "Required Transferor Amount" means, as of any date of determination, the sum of (a) the sum of the respective products for each Series of (i) the excess of the Required Pool Percentage for such Series over 100%, times (ii) the Initial Invested Amount of such Series and (b) the sum of the respective Required Subordinated Amounts for each Series on the immediately preceding Determination Date (after giving effect to any changes therein on the related Distribution Date).

         "Revolving Period" has, with respect to each Series or any Class within such Series, the meaning specified in the related Indenture Supplement.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Securities Intermediary" means The Chase Manhattan Bank, in its capacity as "securities intermediary" (as defined in the UCC) pursuant to
Section 6.15, its successors in interest and any successor securities intermediary.

         "Seller" means the Person or Persons identified as seller under the Receivables Purchase Agreements.

         "Series" means any series or subseries of Notes issued pursuant to this Indenture and the related Indenture Supplement.

         "Series Account" means any deposit, trust, securities escrow or similar account maintained for the benefit of the Noteholders of any Series or Class, as specified in the related Indenture Supplement.

         "Series Account Cash Deposit Subaccount" has, with respect to any Series, the meaning specified in the related Indenture Supplement.

         "Series Account Securities Subaccount" has, with respect to any Series, the meaning specified in the related Indenture Supplement.

         "Series Amortization Event" has, with respect to any Series, the meaning specified in the related Indenture Supplement.

         "Series Collateral" has, with respect to any Series, the meaning specified in the related Indenture Supplement.

         "Series Enhancement" means the rights and benefits provided to the Issuer or the Noteholders of any Series or Class pursuant to any subordination, collateral interest, insurance policy, cash collateral account or guaranty, swap arrangement, interest rate cap agreement, letter of credit, surety bond, reserve fund, spread account, accumulation period reserve account, guaranteed rate agreement, tax protection agreement or other similar arrangement. The subordination of any Series or Class to another Series or Class will be deemed to be a Series Enhancement.

         "Series Enhancement Agreement" means any agreement, instrument or document governing the terms of any Series Enhancement or pursuant to which any Series Enhancement is issued or outstanding.

         "Series Enhancer" means the Person or Persons providing any Series Enhancement, other than (except to the extent otherwise provided with respect to any Series in the related Indenture Supplement) the Noteholders of any Series or Class that is subordinated to another Series or Class.

         "Series Final Maturity Date" means, with respect to any Series, the Final Maturity Date for such Series as specified in the related Indenture Supplement.

         "Series Issuance Date" means, with respect to any Series, the date on which the Notes of such Series are to be originally issued in accordance with
Section 2.12 and the related Indenture Supplement.

         "Servicer" means, initially, Ford Credit, in its capacity as Servicer under each of the Transfer and Servicing Agreements and, after any Servicing Transfer, the Successor Servicer.

         "Servicing Transfer" has the meaning specified in the Transfer and Servicing Agreements.

         "Shared Enhancement Series" means a group of one or more Classes or subclasses within a Series as specified in the related Indenture Supplement, with respect to which credit enhancement, including subordination of a particular Class, Classes, a subclass or subclasses of such Series, and Collections are shared among such Classes or subclasses.

         "Shared Principal Collections" has, with respect to any Series, the meaning specified in the related Indenture Supplement.

         "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

         "Subsequent Transferor" has the meaning specified in the Transfer and Servicing Agreements.

         "Tax Opinion" means, with respect to any action, an Opinion of Counsel to the effect that, for United States federal income tax purposes, (a) such action will not adversely affect the tax characterization as debt of the Notes of any outstanding Series or Class that were characterized as debt at the time of their issuance, (b) such action will not cause the Issuer to be treated as an association (or publicly traded partnership) taxable as a corporation and (c) such action will not cause or constitute an event in which gain or loss would be recognized by any Noteholder.

         "Tranche" means, with respect to any Shared Enhancement Series, any one of the subclasses of Notes of a Class within such Series.

         "Transaction Documents" means, with respect to any Series of Notes, the Certificate of Trust, the Trust Agreement, the Transfer and Servicing Agreements, the Receivables Purchase Agreements, this Indenture, the related Indenture Supplement, the Administration Agreement and such other documents and certificates delivered in connection therewith.

         "Transfer Agent and Registrar" has the meaning specified in Section
2.05.

         "Transfer and Servicing Agreements" means:

(a) with respect to FCF Corp as a Transferor, the Transfer and Servicing Agreement, dated as of August 1, 2001, among FCF Corp, as transferor thereunder, the Servicer and the Issuer, as the same may be amended, supplemented or otherwise modified from time to time;

(b) with respect to FCF LLC as a Transferor, the Transfer and Servicing Agreement, dated as of August 1, 2001, among FCF LLC, as transferor thereunder, the Servicer and the Issuer, as the same may be amended, supplemented or otherwise modified from time to time; and

(c) with respect to any other Person that becomes a Subsequent Transferor, any transfer and servicing agreement among such Person, as transferor thereunder, the Servicer and the Issuer, as the same may be amended, supplemented or otherwise modified from time to time.

         "Transferor Amount" means, as of any date of determination, an amount equal to the excess of the Adjusted Pool Balance on such date, over the aggregate Adjusted Invested Amounts for all outstanding Series as of such date.

         "Transferor Deposit Amount" has the meaning specified in the Transfer and Servicing Agreements.

         "Transferor Interest" has the meaning specified in Section 8.02.

         "Transferor Percentage" means, with respect to any Collection Period:

(a) for allocating Interest Collections for such Collection Period, the percentage (not less than 0%) equal to 100%, minus the sum of the Floating Investor Percentages with respect to such Collection Period for all outstanding Series; and

(b) for allocating Principal Collections for such Collection Period, the percentage (not less than 0%) equal to 100%, minus the sum of (i) the Floating Investor Percentages with respect to such Collection Period for all outstanding Series that are in their Revolving Periods and (ii) the Fixed Investor Percentages with respect to such Collection Period for all outstanding Series that are not in their Revolving Periods.

         "Transferors" means FCF Corp and FCF LLC and, upon the addition of any Subsequent Transferor, such Subsequent Transferor, and their respective successors and assigns permitted under the applicable Transfer and Servicing Agreement.

         "Trust Account Cash Deposit Subaccount" means the Collection Account Cash Deposit Subaccount, the Excess Funding Account Cash Deposit Subaccount or any Series Account Cash Deposit Subaccount.

         "Trust Account Securities Subaccount" means the Collection Account Securities Subaccount, the Excess Funding Account Securities Subaccount or any Series Account Securities Subaccount.

         "Trust Agreement" means the Amended and Restated Trust Agreement relating to the Issuer, dated as of August 1, 2001, among the Transferors, the Owner Trustee and the Delaware Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

         "Trust Amortization Event" has, with respect to each Series, the meaning specified in Section 5.01.

         "Trust Assets" means all money, instruments, documents, securities, contract rights, general intangibles and other property that are subject, or intended to be subject to, the Lien of this Indenture for the benefit of the Noteholders and any Series Enhancers and includes, without limitation, all property and interests Granted to the Indenture Trustee, including all proceeds thereof.

         "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended.

         "Trust Termination Date" has the meaning specified in the Trust Agreement.

         "Trustee Officer" means, with respect to the Indenture Trustee, any officer in the Corporate Trust Office of the Indenture Trustee, including any vice president, assistant vice president, assistant treasurer, assistant secretary, trust officer or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers or to whom any corporate trust matter is referred at the Corporate Trust Office because of such officer's knowledge of and familiarity with the particular subject.

         "UCC" means the Uniform Commercial Code as in effect in the applicable jurisdiction.

         "United States Regulations" means 31 C.F.R. Part 357; 12 C.F.R. Part 615, Subpart O; 12 C.F.R. Part 912; 12 C.F.R. Part 1511; 24 C.F.R. Part 81; 31
C.F.R. Part 354; and 18 C.F.R. Part 1314.

         "United States Securities Entitlement" means a "security entitlement" as defined in a United States Regulations.

Section 1.02.     Other Definitional Provisions.

(a) All terms used herein and not otherwise defined herein have the meanings ascribed to them in the Trust Agreement, the Transfer and Servicing Agreements or, with respect to any Series, the related Indenture Supplement, as applicable.

(b) All terms defined in this Indenture have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(c) As used in this Indenture and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Indenture or in any such certificate or other document, and accounting terms partly defined in this Indenture or in any such certificate or other document to the extent not defined, have the respective meanings given to them under generally accepted accounting principles or regulatory accounting principles, as applicable and as in effect on the date of this Indenture. To the extent that the definitions of accounting terms in this Indenture or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles or regulatory accounting principles in the United States, the definitions contained in this Indenture or in any such certificate or other document will control.

(d) Any reference to each Rating Agency only applies to any specific rating agency if such rating agency is then rating any outstanding Series.

(e) Unless otherwise specified, references to any dollar amount as of any particular date mean such amount at the close of business on such day.

(f) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Indenture refer to this Indenture as a whole and not to any particular provision of this Indenture. References to any subsection, Section, Schedule or Exhibit are references to subsections, Sections, Schedules and Exhibits in or to this Indenture, unless otherwise specified. The term "including" means "including without limitation."

(g) Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "indenture securities" means the Notes;

                  "indenture security holder" means a Noteholder;

                  "indenture to be qualified" means this Indenture;

                  "indenture trustee" or "institutional trustee" means the Indenture Trustee; and

                  "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

                                   ARTICLE II

                                    THE NOTES

Section 2.01.     Form Generally.

         Any Series or Class of Notes, together with the Indenture Trustee's certificate of authentication related thereto, may be issued in bearer form (the "Bearer Notes") with attached interest coupons and a special coupon (collectively, the "Coupons") or in fully registered form (the "Registered Notes") and, in each case, will be in substantially the form of an exhibit to the related Indenture Supplement, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or such Indenture Supplement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of such Notes (and which will be reasonably acceptable to the Indenture Trustee). Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note. The terms of any Note set forth in an exhibit to the related Indenture Supplement are part of the terms of this Indenture, as applicable. Each Note other than a Definitive Note will be dated the Closing Date, and each Definitive Note will be dated as of the date of its authentication.

Section 2.02.     Denominations.

         Except as otherwise specified in the related Indenture Supplement or the Notes, each Class of Notes of each Series will be issued in fully registered form in minimum amounts of $1,000 and in integral multiples of $1,000 in excess thereof (except that one Note of each Class may be issued in a different amount so long as such amount exceeds the applicable minimum denomination for such Class), and will be issued upon original issuance as one or more Notes in an aggregate original principal amount equal to the applicable Invested Amount of such Class or Series on the date of original issuance.

Section 2.03.     Execution, Authentication and Delivery.

(a) Each Note will be executed by manual or facsimile signature on behalf of the Issuer by an Authorized Officer. Notes bearing the manual or facsimile signature of an individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Issuer will not be rendered invalid, notwithstanding the fact that such individual ceased to be so authorized before the authentication and delivery of such Notes or does not hold such office at the date of issuance of such Notes.

(b) At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed by the Issuer to the Indenture Trustee for authentication and delivery, and the Indenture Trustee upon receipt of an appropriate Issuer Order will authenticate and deliver such Notes as provided in this Indenture or the related Indenture Supplement and not otherwise. No Note will be entitled to any benefit under this Indenture or the related Indenture Supplement or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein or in the related Indenture Supplement and executed by or on behalf of the Indenture Trustee by the manual signature of a duly authorized signatory, and such certificate upon any Note will be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

Section 2.04.     Authenticating Agent.

(a) The Indenture Trustee may appoint one or more authenticating agents with respect to the Notes. Any authenticating agent will be authorized to act on behalf of the Indenture Trustee in authenticating the Notes in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Notes. Whenever reference is made in this Indenture to the authentication of Notes by the Indenture Trustee or the Indenture Trustee's certificate of authentication, such reference will be deemed to include authentication on behalf of the Indenture Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Indenture Trustee by an authenticating agent. Each authenticating agent, including any successor authenticating agent, must be acceptable to the Issuer and the Servicer.

(b) Any institution succeeding to the corporate agency business of an authenticating agent will continue to be an authenticating agent without the execution or filing of any power or any further act on the part of the Indenture Trustee or such authenticating agent.

(c) An authenticating agent may at any time resign by giving written notice of resignation to the Indenture Trustee and to the Issuer and the Servicer. The Indenture Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent and to the Issuer and the Servicer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent ceases to be acceptable to the Indenture Trustee or to the Issuer and the Servicer, the Indenture Trustee may promptly appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder will become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent.

(d) The Issuer agrees to pay to each authenticating agent from time to time reasonable compensation for its services under this Section.

(e) The provisions of Sections 6.01 and 6.04 are applicable to any authenticating agent.

(f) Pursuant to an appointment made under this Section, the Notes may have endorsed thereon, in lieu of or in addition to the Indenture Trustee's certificate of authentication, an alternative certificate of authentication in substantially the following form:

                  "This is one of the Notes described in the within-mentioned Indenture.

                                         ----------------------------------
                                               as Authenticating Agent
                                              for the Indenture Trustee

                                         By:_______________________________
                                                 Authorized Officer"

Section 2.05.     Registration of and Limitations on Transfer and Exchange of
                  Notes.

(a) The Issuer will cause a register (the "Note Register") to be kept in which the Issuer will provide for the registration of Notes and the registration of transfers and exchanges of Notes. The Indenture Trustee initially is the transfer agent and registrar (in such capacity, the "Transfer Agent and Registrar") for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Transfer Agent and Registrar, the Issuer will promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Transfer Agent and Registrar.

(b) If a Person other than the Indenture Trustee is appointed by the Issuer as Transfer Agent and Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Transfer Agent and Registrar and of the location, and any change in the location, of the Transfer Agent and Registrar and Note Register. The Indenture Trustee has the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee has the right to rely upon, and will be fully protected in relying upon, a certificate executed on behalf of the Transfer Agent and Registrar by an officer thereof as to the names and addresses of the Noteholders and the principal amounts and numbers of such Notes.

(c) Upon surrender for registration of transfer of any Note at the office or agency of the Transfer Agent and Registrar to be maintained as provided in
Section 3.02, if the requirements of Section 8-401(a) of the UCC are met, the Issuer will execute, and upon receipt of such surrendered Note the Indenture Trustee will authenticate and deliver to the Noteholder, in the name of the designated transferee or transferees, one or more new Notes (of the same Series and Class) in any authorized denominations of like aggregate principal amount. The Indenture Trustee may rely upon the Issuer's execution of a new Note as proof as to whether such section of the UCC has been met.

(d) At the option of a Noteholder, Notes may be exchanged for other Notes (of the same Series and Class) in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. Whenever any Notes are so surrendered for exchange, if the requirements of Section 8-401(a) of the UCC are met, the Issuer will execute, and upon receipt of such surrendered Note the Indenture Trustee will authenticate and deliver to the Noteholder, the Notes which the Noteholder making the exchange is entitled to receive. The Indenture Trustee may rely upon the Issuer's execution of a new Note as proof as to whether such section of the UCC has been met.

(e) All Notes issued upon any registration of transfer or exchange of Notes will evidence the same obligations, evidence the same debt, and be entitled to the same rights and privileges under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

(f) Every Note presented or surrendered for registration of transfer or exchange will be duly endorsed by, or be accompanied by a written instrument of transfer in a form satisfactory to the Indenture Trustee duly executed by, the Noteholder thereof or his attorney-in-fact duly authorized in writing, and by such other documents as the Indenture Trustee may reasonably require.

(g) The registration of transfer of any Note will be subject to the additional requirements, if any, set forth in the related Indenture Supplement.

(h) No service charge will be made for any registration of transfer or exchange of Notes, but the Issuer and Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of such Notes.

(i) All Notes surrendered for registration of transfer or exchange will be cancelled by the Issuer and delivered to the Indenture Trustee for subsequent destruction without liability on the part of either. The Indenture Trustee will destroy the Global Note upon its exchange in full for Definitive Notes and will deliver a certificate of destruction to the Issuer. Such certificate will also state that a certificate or certificates of each Foreign Clearing Agency to the effect referred to in Section 2.16 was received with respect to each portion of the Global Note exchanged for Definitive Notes.

(j) The preceding provisions of this Section notwithstanding, the Issuer is not required to make, and the Transfer Agent and Registrar need not register, transfers or exchanges of any Note for a period of 20 days preceding the due date for any payment with respect to such Note.

(k) If and so long as any Series of Notes are listed on a stock exchange and such exchange so requires, the Indenture Trustee will appoint a co- transfer agent and co-registrar in accordance with the rules of such exchange. Any reference in this Indenture to the Transfer Agent and Registrar includes any co-transfer agent and co-registrar unless the context otherwise requires. The Indenture Trustee will enter into any agency agreement as it deems reasonably appropriate with any co-transfer agent and co-registrar not a party to this Indenture to implement the provisions of this Indenture that relate to such agent.

Section 2.06.     Mutilated, Destroyed, Lost or Stolen Notes.

(a)      If:

(i) any mutilated Note is surrendered to the Indenture Trustee or the Indenture Trustee receives evidence to its reasonable satisfaction of the destruction, loss or theft of any Note and

(ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer, the Noteholders and the Indenture Trustee harmless,

then, in the absence of notice to the Issuer, the Transfer Agent and Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, the Issuer will execute, and the Indenture Trustee will authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of like tenor (including the same date of issuance) and principal amount, bearing a number not contemporaneously outstanding; provided, however, that if any such mutilated, destroyed, lost or stolen Note has become or within seven days will be due and payable, or has been selected or called for redemption, instead of issuing a replacement Note, the Issuer may pay such Note without surrender thereof, except that any mutilated Note will be surrendered. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee will be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and will be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith. The Indenture Trustee may rely upon, and will be fully protected in relying upon, the Issuer's execution of a new Note as proof of the Issuer's failure to receive any notice that such lost or stolen Note was acquired by a bona fide purchaser.

(b) Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee or the Transfer Agent and Registrar) connected therewith.

(c) Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note will constitute complete and indefeasible evidence of an obligation of the Issuer, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Note is found at any time, and will be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

(d) The provisions of this Section are exclusive and preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 2.07.     Persons Deemed Owners.

         Before due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Transferor, the Issuer or the Indenture Trustee will treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving distributions pursuant to the terms of the related Indenture Supplement and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Transferors, the Issuer, the Indenture Trustee or any agent of the Transferors, the Issuer or the Indenture Trustee will be affected by any notice to the contrary.

Section 2.08.     Appointment of Paying Agent.

(a) The Issuer reserves the right at any time to vary or terminate the appointment of a Paying Agent for the Notes, and to appoint additional or other Paying Agents; provided that it will at all times maintain the Indenture Trustee as a Paying Agent. If and so long as any Series of Notes are listed on a stock exchange and such exchange so requires, the Indenture Trustee will appoint a co-paying agent in accordance with the rules of such exchange. The Indenture Trustee will enter into any agency agreement as it deems reasonably appropriate with any co-paying agent not a party to this Indenture to implement the provisions of this Indenture that relate to such agent. Notice of all changes in the identity or specified office of a Paying Agent will be delivered promptly to the Noteholders by the Indenture Trustee.

(b) The Indenture Trustee will cause the Paying Agent (other than itself) to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent agrees with the Indenture Trustee that such Paying Agent will hold all sums, if any, held by it for payment to the Noteholders in trust for the benefit of the Noteholders entitled thereto until such sums are paid to such Noteholders and further agrees, and if the Indenture Trustee is the Paying Agent it hereby agrees, that it will comply with all requirements of the Code regarding the withholding by the Indenture Trustee of payments in respect of United States federal income taxes due from the Beneficial Owners.

Section 2.09.     Access to List of Noteholders' Names and Addresses.

(a) The Issuer will furnish or cause to be furnished to the Indenture Trustee, the Servicer or the Paying Agent, within five Business Days after receipt by the Issuer of a written request therefor from the Indenture Trustee, the Servicer or the Paying Agent, respectively, a list of the names and addresses of the Noteholders. Unless otherwise provided in the related Indenture Supplement, Holders of 10% of the Outstanding Amount of the Notes of any Series or three or more Noteholders of any Series (the "Applicants") may apply in writing to the Indenture Trustee, and if such application states that the Applicants desire to communicate with other Noteholders of any Series with respect to their rights under the Agreement or under the Notes and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Indenture Trustee, after having been adequately indemnified by such Applicants for its costs and expenses, will afford or cause the Transfer Agent and Registrar to afford such Applicants access during normal business hours to the most recent list of Noteholders held by the Indenture Trustee and will give the Servicer notice that such request has been made, within five Business Days after the receipt of such application. Such list is to be as of a date no more than 45 days prior to the date of receipt of such Applicants' request.

(b) Every Noteholder, by receiving and holding a Note, agrees that none of the Issuer, the Indenture Trustee, the Transfer Agent and Registrar and the Servicer or any of their respective agents and employees may be held accountable by reason of the disclosure of any such information as to the names and addresses of the Noteholders hereunder, regardless of the sources from which such information was derived.

Section 2.10.     Cancellation.

         All Notes surrendered for payment, registration of transfer, exchange or redemption will, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and will be promptly cancelled by it. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any lawful manner whatsoever, and all Notes so delivered will be promptly cancelled by the Indenture Trustee. No Notes may be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes held by the Indenture Trustee must be destroyed unless directed by an Issuer Order that they be returned to it.

Section 2.11.     Release of Collateral.

         Subject to Section 12.01, the Indenture Trustee will release property from the Lien of this Indenture only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and Independent Certificates in accordance with TIA ss.ss.314(c) and 314(d) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates.

Section 2.12.     New Issuances.

(a) Pursuant to one or more Indenture Supplements, the Transferors may from time to time direct the Issuer to issue one or more new Series of Notes (each such issuance, a "New Issuance"). The Notes of all outstanding Series will be equally and ratably entitled as provided herein to the benefits of this Indenture without preference, priority or distinction, all in accordance with the terms and provisions of this Indenture and the related Indenture Supplement except, with respect to any Series or Class, as provided in the related Indenture Supplement. Interest on and principal of the Notes of each outstanding Series will be paid as specified in or pursuant to the related Indenture Supplement.

(b) On or before the Closing Date relating to any new Series of Notes, the parties hereto will execute and deliver an Indenture Supplement which will specify the Principal Terms of such Series. The terms of such Indenture Supplement may modify or amend the terms of this Indenture solely as applied to such new Series. The obligation of the Indenture Trustee to authenticate and deliver the Notes of any new Series (other than any Series issued pursuant to an Indenture Supplement dated as of the date hereof) and to execute and deliver the related Indenture Supplement will be subject to the satisfaction of the following conditions:

(i) on or before the second Business Day immediately preceding the Closing Date for such Series, the Transferors have given the Owner Trustee, the Indenture Trustee, the Servicer and each Rating Agency notice (unless such notice requirement is otherwise waived) of such issuance and such Closing Date;

(ii) each Transferor has delivered to the Indenture Trustee the related Indenture Supplement, in form satisfactory to the Indenture Trustee, executed by each party hereto (other than the Indenture Trustee);

(iii) each Transferor has delivered to the Indenture Trustee any related Series Enhancement Agreement executed by each of the parties thereto (other than the Indenture Trustee);

(iv) the Rating Agency Condition has been satisfied with respect to such issuance;

(v) each Transferor has delivered to the Indenture Trustee an Officer's Certificate, dated such Closing Date, to the effect that such Transferor reasonably believes that such issuance will not, based on the facts known to such officer at the time of such certification, have an Adverse Effect or cause an Amortization Event to occur with respect to any outstanding Series;

(vi) each Transferor has delivered to the Indenture Trustee a Tax Opinion, dated such Closing Date, with respect to such issuance; and

(vii) the Net Adjusted Pool Balance exceeds the Required Pool Balance after giving effect to such issuance.

         Any Notes held by the Transferors at any time after the date of its original issuance may be transferred or exchanged only upon the delivery to the Indenture Trustee of a Tax Opinion dated as of the date of such transfer or exchange, as the case may be, with respect to such transfer or exchange.

(c) Any Indenture Supplement providing for the issuance of subclasses or Tranches of Notes within the related Series may specify, in addition to the conditions hereunder applicable to each such subclass or Tranche, other conditions for the issuance of such subclasses or Tranches, which conditions will be consistent with the conditions for the issuance of the related Series.

(d) Upon satisfaction of the above conditions, pursuant to Section 2.03, the Owner Trustee, on behalf of the Issuer, will execute and the Indenture Trustee upon receipt of an Issuer Order will authenticate and deliver the Notes of such Series as provided in this Indenture and the related Indenture Supplement. Notwithstanding the provisions of this Section, prior to the execution of any Indenture Supplement, the Indenture Trustee will be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such Indenture Supplement is authorized or permitted by this Indenture and any Indenture Supplement related to any outstanding Series and that all conditions precedent under the Indenture to the execution and delivery of the Supplemental Indenture have been complied with. The Indenture Trustee may, but is not obligated to, enter into any such Indenture Supplement that adversely affects the Indenture Trustee's own rights, duties or immunities under this Indenture.

Section 2.13.     Book-Entry Notes.

         Unless otherwise provided in any related Indenture Supplement, the Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, which will initially be registered in the Note Register in the name of the nominee of the Clearing Agency or Foreign Clearing Agency for such Book-Entry Notes and will be delivered to a custodian pursuant to such Clearing Agency's or Foreign Clearing Agency's instructions. Unless and until Definitive Notes are issued under the limited circumstances described in Section 2.15, no Beneficial Owner will be entitled to receive a Definitive Note representing such Beneficial Owner's interest in such Note and:

(i) the provisions of this Section will be in full force and effect with respect to each such Series;

(ii) the Indenture Trustee will be entitled to deal with the Clearing Agency or Foreign Clearing Agency and the Clearing Agency Participants for all purposes of this Indenture (including the payment of principal of and interest on the Notes of each such Series) as the authorized representatives of the Beneficial Owners;

(iii) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section will control with respect to each such Series;

(iv) the rights of Beneficial Owners of each such Series may be exercised only through the Clearing Agency or Foreign Clearing Agency and the applicable Clearing Agency Participants and will be limited to those established by law and agreements between such Beneficial Owners and the Clearing Agency or Foreign Clearing Agency and/or the Clearing Agency Participants;

(v) the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Notes to such Clearing Agency Participants; and

(vi) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of the Holders of Notes evidencing a specified percentage of the Outstanding Amount of the Notes, the Clearing Agency or Foreign Clearing Agency will be deemed to represent such percentage only to the extent that it has received instructions to such effect from the Beneficial Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

Section 2.14.     Notices to Clearing Agency or Foreign Clearing Agency.

         Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes have been issued to Beneficial Owners pursuant to Section 2.15, the Indenture Trustee will give all such notices and communications specified herein to be given to Noteholders to the Clearing Agency or Foreign Clearing Agency, as applicable, and will have no obligation to the Beneficial Owners.

Section 2.15.     Definitive Notes.

         If any of the following events occurs:

(i) (A) the Administrator advises the Indenture Trustee in writing that the Clearing Agency or Foreign Clearing Agency is no longer willing or able to properly discharge its responsibilities as Clearing Agency or Foreign Clearing Agency with respect to the Book-Entry Notes of a given Class and (B) the Administrator is unable to locate and reach an agreement on satisfactory terms with a qualified successor; or

(ii) the Administrator, at its option, advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or Foreign Clearing Agency with respect to such Class; or

(iii) after the occurrence of a Servicer Default or an Event of Default, Beneficial Owners of at least a majority of the Outstanding Amount of the Notes of such Class advise the Indenture Trustee and the applicable Clearing Agency or Foreign Clearing Agency through the applicable Clearing Agency Participants in writing that the continuation of a book-entry system is no longer in the best interests of the Beneficial Owners of such Class;

then, the Indenture Trustee will notify all Beneficial Owners of such Class of the occurrence of such event and of the availability of Definitive Notes to Beneficial Owners of such Class requesting the same. Upon surrender to the Indenture Trustee of the Notes of such Class, accompanied by registration instructions from the applicable Clearing Agency, the Issuer will execute and the Indenture Trustee will authenticate Definitive Notes of such Class and will recognize the registered holders of such Definitive Notes as Noteholders under this Indenture. Neither the Issuer nor the Indenture Trustee will be liable for any delay in delivery of such instructions, and the Issuer and the Indenture Trustee may conclusively rely on, and will be protected in relying on, such instructions. Upon the issuance of Definitive Notes of such Series, all references herein to obligations imposed upon or to be performed by the Indenture Trustee with respect to the applicable Clearing Agency or Foreign Clearing Agency will be deemed to be imposed upon and performed by the Indenture Trustee with respect to the holders of the Definitive Notes, to the extent applicable with respect to such Definitive Notes, and the Indenture Trustee will recognize the registered holders of the Definitive Notes of such Series as Noteholders of such Series hereunder. Definitive Notes will be transferable and exchangeable at the offices of the Transfer Agent and Registrar.

Section 2.16.     Global Notes; Euro-Note Exchange Date.

         If specified in the related Indenture Supplement for any Series, Notes may be initially issued in the form of a single temporary Global Note (the "Global Note") in bearer form, without interest coupons, in the denomination of the Initial Invested Amount and substantially in the form attached to the related Indenture Supplement. Unless otherwise specified in the related Indenture Supplement, the provisions of this Section will apply to such Global Note. The Global Note will be authenticated by the Indenture Trustee upon the same conditions, in substantially the same manner and with the same effect as the Definitive Notes. The Global Note may be exchanged in the manner described in the related Indenture Supplement for Registered Notes or Bearer Notes in definitive form. Except as otherwise specifically provided in the Indenture Supplement, any Notes that are issued in bearer form pursuant to this Indenture will be issued in accordance with the requirements of section 163(f)(2) of the Code.

Section 2.17.     Meetings of Noteholders.

         To the extent provided by the Indenture Supplement for any Series issued in whole or in part in Bearer Notes, the Servicer or the Indenture Trustee may at any time call a meeting of the Noteholders of such Series, to be held at such time and at such place as the Servicer or the Indenture Trustee, as the case may be, determines, for the purpose of approving a modification of or amendment to, or obtaining a waiver of, any covenant or condition set forth in this Indenture with respect to such Series or in the Notes of such Series, subject to Article X.

Section 2.18.     Uncertificated Classes.

         Notwithstanding anything to the contrary contained in this Article II or in Article XI, unless otherwise specified in any Indenture Supplement, any provisions contained in this Article II and in Article XI relating to the registration, form, execution, authentication, delivery, presentation, cancellation and surrender of Notes are not applicable to any uncertificated Notes, provided, however, that, except as otherwise expressly provided in the related Indenture Supplement, any such uncertificated Notes will be issued in "registered form" within the meaning of section 163(f)(1) of the Code.

                                  ARTICLE III

                     REPRESENTATIONS AND COVENANTS OF ISSUER

Section 3.01.     Payment of Principal and Interest.

(a) The Issuer will duly and punctually pay principal and interest in accordance with the terms of the Notes as specified in the related Indenture Supplement.

(b) The Noteholders of a Series as of the Record Date in respect of a Distribution Date will be entitled to the interest accrued and payable and principal payable on such Distribution Date as specified in the related Indenture Supplement. All payment obligations under a Note are discharged to the extent such payments are made to the Noteholder of record.

Section 3.02.     Maintenance of Office or Agency.

         The Issuer will maintain an office or agency within the Borough of Manhattan, City of New York where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints The Chase Manhattan Bank, currently located at 450 West 33rd Street, 14th Floor, New York, New York 10001-2697 to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Indenture Trustee and the Noteholders of the location, and of any change in the location, of any such office or agency. If at any time the Issuer fails to maintain any such office or agency or fails to furnish the Indenture Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee at its Corporate Trust Office as its agent to receive all such presentations, surrenders, notices and demands.

Section 3.03.     Money for Note Payments to Be Held in Trust.

(a) As specified in Section 8.03 hereof and in the related Indenture Supplement, all payments of amounts due and payable with respect to the Notes that are to be made from amounts withdrawn from the Collection Account, the Excess Funding Account or any Series Account will be made on behalf of the Issuer by the Indenture Trustee or by the Paying Agent, and no amounts so withdrawn from the Collection Account, the Excess Funding Account or any Series Account may be paid over to or at the direction of the Issuer except as provided in this Section and in the related Indenture Supplement.

(b) On or before each Distribution Date, the Issuer will deposit or cause to be deposited into the Collection Account or such applicable Series Account of each outstanding Series an aggregate sum sufficient to pay the amounts then becoming due under the Notes of such outstanding Series, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless the Paying Agent is the Indenture Trustee) will promptly notify the Indenture Trustee in writing of its action or failure so to act.

(c) Whenever the Issuer has a Paying Agent in addition to the Indenture Trustee, the Issuer will, on or before the Business Day next preceding each Distribution Date, direct in writing the Indenture Trustee to deposit with such Paying Agent on or before such Distribution Date an aggregate sum sufficient to pay the amounts then becoming due, such sum to be (i) held in trust for the benefit of Persons entitled thereto and (ii) invested at the written direction of the Servicer, by the Paying Agent in Eligible Investments in accordance with the terms of the related Indenture Supplement and which are reasonably acceptable to the Paying Agent. For all investments made by a Paying Agent under this Section, such Paying Agent will be entitled to all of the rights and obligations of the Indenture Trustee under the related Indenture Supplement, such rights and obligations being incorporated in this Section 3.03(c) by this reference.

(d) The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent agrees with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent, in acting as Paying Agent, is an express agent of the Issuer and, further, that such Paying Agent will:

(i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums are paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

(ii) give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

(iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

(iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it by in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

(v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

(e) The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent will be released from all further liability with respect to such money.

Section 3.04.     Existence.

         The Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or will be necessary to protect the validity and enforceability of this Indenture, the Indenture Supplements, the Notes, the Collateral and each other related instrument or agreement.

Section 3.05.     Protection of Trust.

         The Issuer will from time to time prepare, or cause to be prepared, execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

(i) grant more effectively all or any portion of the Trust Assets for the Notes;

(ii) maintain or preserve the Lien (and the priority thereof) of the Agreement or to carry out more effectively the purposes hereof;

(iii) perfect, publish notice of, or protect the validity of any Grant made or to be made by this Indenture;

(iv)     enforce any of the Collateral; or

(v) preserve and defend title to the Collateral securing the Notes and the rights therein of the Indenture Trustee and the Noteholders secured thereby against the claims of all Persons.

         If the Issuer fails to perform its duties as set forth in this Section, the Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required pursuant to this Section.

         The Issuer will pay or cause to be paid any taxes levied on all or any part of the Trust Assets securing the Notes.

Section 3.06.     Opinions as to Trust Assets.

         On the Closing Date relating to any new Series of Notes, the Issuer will furnish to the Indenture Trustee an Opinion of Counsel either (i) stating that, in the opinion of such counsel, such action has been taken to perfect the Lien of this Indenture, including with respect to the execution and filing of any UCC financing statements and continuation statements as are so necessary and reciting the details of such action or (ii) stating that, in the opinion of such counsel, no such action is necessary to maintain the perfection of such Lien.

Section 3.07.     Performance of Obligations; Servicing of Receivables.

(a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Assets or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in the Agreement, the Transfer and Servicing Agreements or such other instrument or agreement.

(b) The Issuer may contract with other Persons to assist it in performing its duties under the Agreement, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer will be deemed to be action taken by the Issuer. Notwithstanding the foregoing, the Indenture Trustee acknowledges that initially, the Issuer has contracted with the Servicer and the Administrator to assist the Issuer in performing its duties under the Agreement and no Officer's Certificate regarding such contract is necessary.

(c) The Issuer will punctually perform and observe all of its obligations and agreements contained in the Agreement, the other Transaction Documents and the instruments and agreements relating to the Trust Assets, including filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Transfer and Servicing Agreements in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer may not waive, amend, modify, supplement or terminate the Transaction Documents or any provision thereof without the consent of the Holders of a majority of the Outstanding Amount of the Notes of each adversely affected Series.

(d) If the Issuer has knowledge of the occurrence of a Servicer Default under the Transfer and Servicing Agreements, the Issuer will cause the Indenture Trustee to promptly notify the Rating Agencies thereof, and will cause the Indenture Trustee to specify in such notice the action, if any, being taken with respect to such default (and will provide the Indenture Trustee with the text to be used in such notice). If a Servicer Default arises from the failure of the Servicer to perform any of its duties or obligations under the Transfer and Servicing Agreements with respect to the Receivables, the Issuer will take all reasonable steps available to it to remedy such failure.

(e) On and after the receipt by the Servicer of a Termination Notice pursuant to
Section 6.01(a) of the Transfer and Servicing Agreements, the Servicer will continue to perform all servicing functions under the Transfer and Servicing Agreements until the date specified in the Termination Notice or otherwise specified by the Indenture Trustee or until a date mutually agreed upon by the Servicer and the Indenture Trustee. As promptly as possible after the giving of a Termination Notice to the Servicer, the Indenture Trustee will appoint a Successor Servicer, and such Successor Servicer will accept its appointment by a written assumption in a form acceptable to the Indenture Trustee. In the event that a Successor Servicer has not been appointed and accepted its appointment at the time when the Servicer ceases to act as Servicer, the Indenture Trustee without further action will automatically be appointed the Successor Servicer. The Indenture Trustee may delegate any of its servicing obligations to an Affiliate or agent in accordance with Section 3.01(a) of the Transfer and Servicing Agreements. At any time following the appointment of the Indenture Trustee as Successor Servicer, the Indenture Trustee may appoint an Eligible Servicer to replace it as Successor Servicer (and not as its agent) and upon the appointment of, and acceptance by, such Eligible Servicer, the Indenture Trustee will be relieved of all its duties as Successor Servicer. Notwithstanding the foregoing, the Indenture Trustee will, if it is legally unable so to act, petition at the expense of the Servicer a court of competent jurisdiction to appoint any established institution qualifying as an Eligible Servicer as the Successor Servicer hereunder. The Indenture Trustee will give prompt notice to each Rating Agency and each Series Enhancer upon the appointment of a Successor Servicer. Upon its appointment, the Successor Servicer will be the successor in all respects to the Servicer with respect to servicing functions under the Transfer and Servicing Agreements and will be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions thereof, and all references in this Indenture or any Indenture Supplement to the Servicer will be deemed to refer to the Successor Servicer. In connection with any Termination Notice, the Indenture Trustee will review any bids which it obtains from Eligible Servicers and will be permitted to appoint any Eligible Servicer submitting such a bid as a Successor Servicer for servicing compensation, subject to the limitations set forth in Section 6.02 of the Transfer and Servicing Agreements. Notwithstanding anything herein to the contrary, in no event will the Indenture Trustee be liable for any Servicing Fee or for any differential in the amount of the Servicing Fee paid hereunder and the amount necessary to induce any Person to act as Successor Servicer under the Transfer and Servicing Agreements and the transactions contemplated hereby. All costs and expenses (including reasonable attorney's fees) incurred in connection with transferring the servicing duties to a Successor Servicer (including the transfer of any records and files) and, if necessary, amending this Indenture or the Transfer and Servicing Agreements to reflect the succession of the Successor Servicer, will be paid by the predecessor Servicer.

(f) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees (i) that it will not, without the prior written consent of the Indenture Trustee and the Holders of at least 66 2/3% of the Outstanding Amount of the Notes, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral (except to the extent otherwise provided in the Transfer and Servicing Agreements) or the Transaction Documents (except to the extent otherwise provided in the Transaction Documents), or waive timely performance or observance by the Servicer or the Transferors under the Transfer and Servicing Agreements and (ii) that any such amendment will not (A) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Receivables or distributions that are required to be made for the benefit of the Noteholders or
(B) reduce the aforesaid percentage of the Notes that is required to consent to any such amendment, without the consent of the Holders of all the Outstanding Notes. If any such amendment, modification, supplement or waiver is so consented to by the Indenture Trustee and such Noteholders, the Issuer agrees, promptly following a request by the Indenture Trustee to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee may deem necessary or appropriate in the circumstances. The Issuer agrees to provide (or cause to be provided) to each Rating Agency prior written notice of any such amendment, modification, supplement or waiver requiring the consent of the Noteholders.

Section 3.08.     Negative Covenants.

         So long as any Notes are Outstanding, the Issuer will not:

(i) sell, transfer, exchange, pledge or otherwise dispose of any part of the Trust Assets, except as expressly permitted by this Indenture or the other Transaction Documents;

(ii) claim any credit on, or make any deduction from, the principal and interest payable in respect of the Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former Noteholder by reason of the payment of any taxes levied or assessed upon any part of the Trust Assets;

(iii) incur, assume or guarantee any direct or contingent indebtedness other than incurred pursuant to and in compliance with the Transaction Documents;

(iv) except as expressly permitted by this Indenture or the other Transaction Documents, (A) permit the validity or effectiveness of this Indenture to be impaired or permit the Lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture, (B) permit any Lien (other than the Lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Assets or any part thereof or any interest therein or the proceeds thereof or (C) permit the Lien of this Indenture not to constitute a valid first priority security interest (other than with respect to a tax, mechanics or similar Lien) in the Trust Assets; or

(v)      voluntarily dissolve or liquidate in whole or in part.

Section 3.09.     Statements as to Compliance.

         The Issuer will deliver to the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuer (commencing within 120 days after the end of the fiscal year 2001), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

(i) a review of the activities and performance of the Issuer under this Indenture during the 12-month period ending at the end of such fiscal year (or in the case of the fiscal year ending December 31, 2001, the period from the first Closing Date to December 31, 2001) has been made under such Authorized Officer's supervision; and

(ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

Section 3.10.     Issuer May Consolidate, Etc., Only on Certain Terms.

(a) The Issuer may not consolidate or merge with or into any other Person or convey, transfer or sell its properties and assets substantially as an entirety to any Person, unless:

(i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger or that acquires by conveyance, transfer or sale the properties and assets of the Issuer substantially as an entirety is a Person (A) organized and existing under the laws of the United States of America or any state thereof or the District of Columbia and (B) expressly assumes, by a supplemental indenture hereto, executed and delivered to the Indenture Trustee, in a form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance of every covenant of this Indenture on the part of the Issuer to be performed or observed;

(ii) immediately after giving effect to such transaction, no Event of Default or Amortization Event has occurred and is continuing;

(iii) the Issuer has delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that (A) such consolidation, merger, conveyance, transfer or sale and such supplemental indenture comply with this Section, (B) all conditions precedent in this Indenture relating to such transaction have been complied with (including any filing required by the Exchange Act) and
         (C) such supplemental indenture is authorized or permitted by the Indenture and is duly authorized, executed and delivered and is valid, binding and enforceable against such Person;

(iv) the Rating Agency Condition has been satisfied with respect to such transaction;

(v) the Issuer has received a Tax Opinion dated the date of such consolidation, merger, conveyance, transfer or sale and has delivered copies thereof to the Indenture Trustee; and

(vi) any action that is necessary to maintain the Lien of this Indenture has been taken.

(b) The Issuer may not convey, transfer or sell any of its properties or assets, including those included in the Trust Assets to any Person, unless:

(i) the Person that acquires by conveyance, transfer or sale the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted (A) is a United States citizen or a Person organized and existing under the laws of the United States of America or any state thereof or the District of Columbia, (B) expressly assumes, by a supplemental indenture executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agrees by means of such supplemental indenture that all right, title and interest so conveyed or transferred are subject and subordinate to the rights of Holders of the Notes,
         (D) unless otherwise provided in such supplemental indenture, expressly agrees to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agrees by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) will make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

(ii) immediately after giving effect to such transaction, no Event of Default or Amortization Event has occurred and is continuing;

(iii) the Rating Agency Condition has been satisfied with respect to such transaction;

(iv) the Issuer has received a Tax Opinion and has delivered copies thereof to the Indenture Trustee;

(v) any action that is necessary to maintain the Lien of this Indenture has been taken; and

(vi) the Issuer has delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Section and that all conditions precedent in the Indenture relating to such transaction and to the execution and delivery of such supplemental indenture have been complied with (including any filing required by the Exchange Act) and that such supplemental indenture is authorized or permitted by the Indenture.

Section 3.11.     Successor Substituted.

         Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Issuer substantially as an entirety in accordance with Section 3.10, the Person formed by or surviving such consolidation or merger (if other than the Issuer) or the Person to which such conveyance or transfer is made will succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein. In the event of any such conveyance or transfer, the Person named as the Issuer in the first paragraph of this Indenture or any successor that has theretofore become such in the manner prescribed in this Section will be released from its obligations under this Indenture as issued immediately upon the effectiveness of such conveyance or transfer; provided that the Issuer will not be released from any obligations or liabilities to the Indenture Trustee, the Noteholders or any Series Enhancers arising prior to such effectiveness.

Section 3.12.     No Other Business.

         The Issuer may not engage in any business other than financing, purchasing, owning and selling and managing the payment obligations in the manner contemplated by this Indenture and the other Transaction Documents and all activities incidental thereto.

Section 3.13.     No Borrowing.

         The Issuer may not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except as expressly provided for pursuant to the terms of the Transaction Documents and the Notes.

Section 3.14.     Servicer's Obligations.

         The Issuer will cause the Servicer to comply with all of its obligations under the Transaction Documents.

Section 3.15.     Guarantees, Loans, Advances and Other Liabilities.

         Except as contemplated by this Indenture or the Transfer and Servicing Agreements, the Issuer may not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

Section 3.16.     Capital Expenditures.

         The Issuer may not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

Section 3.17.     Removal of Administrator.

         So long as any Notes are outstanding, the Issuer may not remove the Administrator without cause as provided in the Administration Agreement, unless the Rating Agency Condition has been satisfied in connection with such removal.

Section 3.18.     Restricted Payments.

         The Issuer may not, directly or indirectly, do any of the following:

(i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer;

(ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security; or

(iii)    set aside or otherwise segregate any amounts for any such purpose;

provided, however, that the Issuer may make, or cause to be made, (1) distributions as contemplated by, and to the extent funds are available for such purpose under, the Agreement, the Transfer and Servicing Agreements or the Trust Agreement and (2) payments to the Indenture Trustee pursuant to Section 6.07. The Issuer may not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with the Transaction Documents.

Section 3.19.     Notice of Events of Default.

         The Issuer will give the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder and written notice of each default on the part of the Servicer or a Transferor of its obligations under the Transfer and Servicing Agreements and each default on the part of a Seller of its obligations under the Receivables Purchase Agreements, in each case immediately after the Issuer obtains knowledge thereof.

Section 3.20.     Further Instruments and Acts.

         Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

Section 3.21.     Additional Representations and Warranties of Issuer.

         The Issuer represents, warrants and covenants that:

(a) Except as may be expressly permitted herein or in the other Transaction Documents, this Indenture creates a valid and continuing security interest (as defined in the UCC) in the Collateral in favor of the Indenture Trustee, which security interest is prior to all other Liens and is enforceable as such against creditors of and purchasers from the Issuer.

(b) The Receivables constitute "tangible chattel paper," "accounts," "payment intangibles" and/or "general intangibles" (within the meaning of the UCC).

(c) The Issuer has taken all necessary steps to perfect its security interest (if any) against account debtors on the Receivables in any property securing the Receivables.

(d) The Issuer has caused or will cause, within ten days, the filing of all appropriate financing statements with respect to the Collateral in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in such Collateral granted to the Indenture Trustee hereunder.

(e) Other than the security interest granted to the Indenture Trustee pursuant to the Agreement, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Collateral other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer.

(f) Ford or Ford Credit has in its possession all original copies of the sale or financing agreements that evidence the Receivables and will hold all such agreements or related documents for the benefit of the Indenture Trustee. Such agreements do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee. All financing statements filed or to be filed against the Issuer in favor of the Indenture Trustee in connection herewith and describing the Collateral contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Indenture Trustee."

(g) The Issuer has good and marketable title to the Collateral free and clear of any Lien of any Person (other than the Indenture Trustee pursuant to this Indenture and other than any interest therein retained by the Transferors).

(h) The representations and warranties contained in this Section will survive the termination of this Indenture and neither the Issuer or the Indenture Trustee may waive such representations and warranties.

(i) The Issuer covenants and agrees to take such actions as are necessary to maintain the first priority perfected security interest of the Indenture Trustee in the Collateral.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

Section 4.01.     Satisfaction and Discharge of Indenture.

         This Indenture will cease to be of further effect with respect to the Notes of any Series, except as to (a) rights of registration of transfer and exchange, (b) substitution of mutilated, destroyed, lost or stolen Notes, (c) the rights of Noteholders to receive payments of principal thereof and interest thereon, (d) Sections 3.03, 3.05, 3.07, 3.08, 3.11 and 3.12, (e) the rights and immunities of the Indenture Trustee hereunder, including the rights of the Indenture Trustee under Section 6.07, and the obligations of the Indenture Trustee under Section 4.02 and (f) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee and payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, will execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such Notes when:

(i)      either:

(A) all Notes of such Series theretofore authenticated and delivered (other than (1) Notes which have been destroyed, lost or stolen and which have been replaced, or paid as provided in Section 2.06 and (2) Notes for whose full payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

(B) all Notes of such Series not theretofore delivered to the Indenture Trustee for cancellation:

                                    (1)     have become due and payable;

                                    (2)     will become due and payable within
                           one year at the Series Final Maturity Date for such Class or Series of Notes; or

                                    (3) are to be called for redemption within
                           one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer;

                  and the Issuer, in the case of (1), (2) or (3) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge (without taking into account any investment earnings thereon) the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due at the Series Final Maturity Date for such Class or Series of Notes or the Redemption Date (if Notes have been called for redemption pursuant to the related Indenture Supplement), as the case may be;

(ii) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

(iii) the Issuer has delivered to the Indenture Trustee an Officer's Certificate, an Opinion of Counsel and (if required by the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 12.01(a) and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Section 4.02.     Application of Trust Money.

         All monies deposited with the Indenture Trustee pursuant to Section
4.01 will be held in trust and applied by it, in accordance with the provisions of the Notes, this Indenture and the applicable Indenture Supplement, to make payments, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Noteholders and for the payment in respect of which such monies have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or in the Transfer and Servicing Agreements or required by law.

                                   ARTICLE V

                   AMORTIZATION EVENTS, DEFAULTS AND REMEDIES

Section 5.01.     Amortization Events.

         If any one of the following events (each, a "Trust Amortization Event") occurs:

(i) the failure by either Transferor to transfer to the Issuer Receivables arising in connection with Additional Accounts or, if applicable, interests in Other Floorplan Assets within ten Business Days after the date such Transferor is required to do so pursuant to Section 2.06(a) of the related Transfer and Servicing Agreement;

(ii) the occurrence of an Insolvency Event relating to either Transferor or, unless the Rating Agency Condition is satisfied with respect to the removal of Ford Credit or Ford from this clause (ii), the occurrence of an Insolvency Event relating to Ford Credit or Ford; or

(iii) the Issuer becomes subject to regulation as an "investment company" within the meaning of the Investment Company Act;

then an Amortization Event with respect to all Series of Notes will be deemed to have occurred without any notice or other action on the part of the Indenture Trustee or the Noteholders immediately upon the occurrence of such event. Upon the occurrence of an Amortization Event, an Early Amortization Period or, if so specified on the related Indenture Supplement, an Early Accumulation Period will commence and payment on the Notes of each Series will be made in accordance with the terms of the related Indenture Supplement.

Section 5.02.     Events of Default.

         An "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it is voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i) default in the payment of the principal of any Note, if and to the extent not previously paid, when the same becomes due and payable on its Series Final Maturity Date; or

(ii) default in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of 35 days; or

(iii)    the occurrence of an Insolvency Event with respect to the Issuer; or

(iv) default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), and such default continues or is not cured for a period of 60 days after there has been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the Outstanding Amount of the Notes of any affected Series (or any affected Tranche in the case of a Shared Enhancement Series), a written notice specifying such default and requiring it to be remedied; or

(v)      any other Events of Default described in the related Indenture
         Supplement.

         The Issuer will deliver to the Indenture Trustee, within five days after the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default, its status and what action the Issuer is taking or proposes to take with respect thereto.

Section 5.03.     Acceleration of Maturity; Rescission and Annulment.

(a) If an Event of Default described in clause (i), (ii) or (iv) of Section 5.02 occurs and is continuing, then the Indenture Trustee, or the Holders of at least a majority of the Outstanding Amount of the Notes of each affected Series (or each affected Tranche in the case of a Shared Enhancement Series), may declare all the Notes of such Series (or Tranche) to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if declared by Noteholders). If an Event of Default described in clause (iii) of Section 5.02 occurs and is continuing, then all of the Notes will be immediately due and payable, and the Indenture Trustee will give a notice to such effect in writing to the Issuer. Upon any such declaration, the Revolving Period (or, if applicable, any other period of principal payment or accumulation other than an Early Amortization Period) with respect to such Series (or Tranche) will terminate, an Early Amortization Period will commence and the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, will become immediately due and payable.

(b) At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter provided in this Article V, the Holders of at least a majority of the Outstanding Amount of the Notes of such Series (or Tranche), by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences with respect to such Series (or Tranche). No such rescission will affect any subsequent default or impair any right consequent thereto.

Section 5.04. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

(a) The Issuer covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of 35 days following the date on which such interest became due and payable or (ii) default is made in the payment of principal of any Note, if and to the extent not previously paid, when the same becomes due and payable on its Series Final Maturity Date, the Issuer will, upon demand of the Indenture Trustee, pay to it, for the benefit of the Holders of the Notes of the affected Series, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest is legally enforceable, interest upon overdue installments of interest, at the applicable Note Interest Rate borne by the Notes of such Series, and in addition thereto will pay such further amount as is sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

(b) If the Issuer fails forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the monies adjudged or decreed to be payable.

(c) If an Event of Default occurs and is continuing, the Indenture Trustee may, as more particularly provided in Section 5.05, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders of the affected Series, by such appropriate Proceedings as the Indenture Trustee may deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

(d) If there are pending, relative to the Issuer or any other obligor upon the Notes of the affected Series, or any Person having or claiming an ownership interest in the Trust Assets, Proceedings under Title 11 of the United States Code or any other applicable United States federal or state bankruptcy, insolvency or other similar law, or if a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator, custodian or similar official has been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes of such Series, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes is then due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee has made any demand pursuant to the provisions of this Section, will be entitled and empowered, by intervention in such Proceedings or otherwise:

(i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes of such Series and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Noteholders of such Series allowed in such Proceedings;

(ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes of such Series in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

(iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders of such Series and of the Indenture Trustee on their behalf; and

(iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes of such Series allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian, assignee, sequestrator or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, if the Indenture Trustee consents to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as are sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

(e) Nothing herein contained may be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as set forth in Sections 5.05, 5.06 and 5.16 below and as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

(f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee will be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, will be for the benefit of the Holders of the Notes of the affected Series as provided herein.

(g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee is a party), the Indenture Trustee will be deemed to represent all the Holders of the Notes of the affected Series, and it will not be necessary to make any such Noteholder a party to any such Proceedings.

Section 5.05.     Remedies; Priorities.

(a) If an Event of Default has occurred and is continuing, the Indenture Trustee may do one or more of the following:

(i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes of the affected Series or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

(ii) take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes of the affected Series;

(iii) at its own election or at the direction of the Holders of at least a majority of the Outstanding Amount of the Notes of any accelerated Series (or Tranche in the case of a Shared Enhancement Series), institute foreclosure Proceedings from time to time with respect to the portion of the Trust Assets which secures such Notes by causing the Issuer to sell such Trust Assets (together with their related interest components) to a Permitted Assignee in an amount equal to the Adjusted Invested Amount of the accelerated Series of Notes in accordance with
         Section 5.16, but only if the Indenture Trustee determines that the proceeds of such sale will be sufficient to pay principal of and interest on such Notes in full; and

(iv) at the direction of the Holders of at least 66 2/3% of the Outstanding Amount of each Class of the Notes of any accelerated Series (or Tranche in the case of a Shared Enhancement Series), institute foreclosure Proceedings from time to time with respect to the portion of the Trust Assets that secures such Notes, regardless of the sufficiency of the proceeds thereof, by causing the Issuer to sell such Trust Assets (together with their related interest components) to a Permitted Assignee in an amount equal to the Adjusted Invested Amount of the accelerated Series of Notes in accordance with Section 5.16 (each of the actions described in this clause (iv) and clause (iii) above, being a "Foreclosure Remedy").

         In determining such sufficiency or insufficiency with respect to clauses (iii) and (iv) above, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Assets for such purpose.

(b) Any money or property collected by the Indenture Trustee pursuant to this
Article V following the acceleration of the maturities of the Notes of the affected Series (or the affected Tranche in the case of a Shared Enhancement Series) pursuant to Section 5.03 (so long as such declaration has not been rescinded or annulled) will be treated as Collections and distributed, together with any amounts then held in the Collection Account, Excess Funding Account or any Series Accounts for such Series (or Tranche) and any amounts available under the Series Enhancement for such Series (or Tranche), as payments to the Holders of the Notes of such Series (or Tranche) and the Series Enhancer for such Series (or Tranche) in accordance with the terms of this Indenture, the related Indenture Supplement and the Series Enhancement for such Series (or Tranche). Following the sale of the Collateral (or portion thereof) for a Series (or a Tranche) and the application of the proceeds of such sale to such Series (or Tranche) and the application of the amounts then held in the Collection Account, the Excess Funding Account and any Series Accounts for such Series (or Tranche) as are allocated to such Series (or Tranche) and any amounts available under the Series Enhancement for such Series (or Tranche), such Series (or Tranche) will no longer be entitled to any allocation of Collections or other property constituting the Collateral under this Indenture and the Notes of such Series (or Tranche) will no longer be Outstanding.

(c) The Indenture Trustee may, upon notification to the Issuer, fix a record date and payment date for any payment to Noteholders of the affected Series pursuant to this Section. At least fifteen days before such record date, the Indenture Trustee will provide notice by mail, private overnight courier service or facsimile transmission to each such Noteholder, which notice will state the record date, the payment date and the amount to be paid.

Section 5.06.     Optional Preservation of Trust Assets.

         If the Notes of any Series (or any Tranche in the case of a Shared Enhancement Series) have been declared to be due and payable under Section 5.03 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, and the Indenture Trustee has not received direction from the Noteholders pursuant to Section 5.12, the Indenture Trustee may, but need not, elect to maintain possession of all or any portion of the Trust Assets. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee will take such desire into account when determining whether or not to maintain possession of the Trust Assets. In determining whether to maintain possession of all or any portion of the Trust Assets, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Assets for such purpose.

Section 5.07.     Limitation on Suits.

         No Noteholder will have any right to institute any proceedings, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(i) the Holders of at least 25% of the Outstanding Amount of the Notes of each affected Series (or each affected Tranche in the case of a Shared Enhancement Series) have made written request to the Indenture Trustee to institute such proceeding in its own name as Indenture Trustee;

(ii) such Noteholder or Noteholders has or have previously given written notice to the Indenture Trustee of a continuing Event of Default;

(iii) such Noteholder or Noteholders has or have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

(iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

(v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of at least a majority of the Outstanding Amount of the Notes of such Series (or Tranche in the case of a Shared Enhancement Series);

it being understood and intended that no one or more Noteholders of the affected Series (or the affected Tranche in the case of a Shared Enhancement Series) has any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders of such Series (or Tranche in the case of a Shared Enhancement Series) or to obtain or to seek to obtain priority or preference over any other Noteholders of such Series (or Tranche in the case of a Shared Enhancement Series) or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Noteholders of such Series (or Tranche in the case of a Shared Enhancement Series).

         If the Indenture Trustee receives conflicting or inconsistent requests and indemnity from two or more groups of Noteholders of such affected Series (or Tranche in the case of a Shared Enhancement Series), each holding less than a majority of the Outstanding Amount of such Notes, the Indenture Trustee in its sole discretion may determine what action, if any, to take, notwithstanding any other provisions of this Indenture.

Section 5.08. Unconditional Rights of Noteholders to Receive Principal and Interest.

         Notwithstanding any other provision in this Indenture, each Noteholder has the absolute and unconditional right to receive payment of the principal of and interest in respect of such Note as such principal and interest become due and payable and to institute suit for the enforcement of any such payment, and such right may not be impaired without the consent of such Noteholder.

Section 5.09.     Restoration of Rights and Remedies.

         If the Indenture Trustee or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned, or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholder will, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders will continue as though no such proceeding had been instituted.

Section 5.10.     Rights and Remedies Cumulative.

         No right, remedy, power or privilege herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right, remedy, power or privilege, and every right, remedy, power or privilege is, to the extent permitted by law, cumulative and in addition to every other right, remedy, power or privilege given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or exercise of any right or remedy will not preclude any other further assertion or the exercise of any other appropriate right or remedy.

Section 5.11.     Delay or Omission Not Waiver.

         No failure to exercise and no delay in exercising, on the part of the Indenture Trustee or of any Noteholder or other Person, any right or remedy occurring hereunder upon any Event of Default will impair any such right or remedy or constitute a waiver thereof of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

Section 5.12.     Rights of Noteholders to Direct Indenture Trustee.

         Holders of at least a majority of the Outstanding Amount of the Notes of any affected Series (or any affected Tranche in the case of a Shared Enhancement Series) has the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee with respect to the Notes; provided, however, that subject to Section 6.01:

(i) the Indenture Trustee has the right to decline any such direction if the Indenture Trustee, after being advised by counsel, determines that the action so directed is in conflict with any rule of law or with this Indenture, and

(ii) the Indenture Trustee has the right to decline any such direction if the Indenture Trustee determines in good faith, by a Trustee Officer of the Indenture Trustee, that the proceedings so directed would be illegal or involve the Indenture Trustee in personal liability or be unjustly prejudicial to the Noteholders not parties to such direction.

Section 5.13.     Waiver of Past Defaults.

         Prior to the declaration of the acceleration of the maturity of the Notes of the affected Series (or the affected Tranche in the case of a Shared Enhancement Series) as provided in Section 5.02, Holders of at least a majority of the Outstanding Amount of such Notes may, on behalf of all such Noteholders waive in writing any past default with respect to such Notes and its consequences, except a default:

(i) in the payment of the principal or interest in respect of any Note of such Series (or Tranche in the case of a Shared Enhancement Series), or

(ii) in respect of a covenant or provision hereof that under Section 10.02 cannot be modified or amended without the consent of the Noteholder of each Outstanding Note affected.

         Upon any such written waiver, such default will cease to exist, and any Event of Default arising therefrom will be deemed to have been cured, for every purpose of this Indenture; but no such waiver will extend to any subsequent or other default or impair any right consequent thereon. After a declaration of acceleration, only waivers pursuant to Section 5.03 are permitted.

Section 5.14.     Undertaking for Costs.

         All parties to this Indenture agree, and each Noteholder by its acceptance of a Note will be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section will not apply to any suit instituted by the Indenture Trustee, to any suit instituted by any Noteholder, or group of Noteholders (in compliance with Section 5.08), holding in the aggregate more than 10% of the Outstanding Amount of the Notes of the affected Series, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal or interest in respect of any Note on or after the Distribution Date on which any of such amounts was due (or, in the case of redemption, on or after the applicable Redemption Date).

Section 5.15.     Waiver of Stay or Extension Laws.

         The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may adversely affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 5.16.     Sale of Trust Assets.

(a) The method, manner, time, place and terms of any sale of Receivables (or interest therein) pursuant to Section 5.05(a) must be commercially reasonable. The Indenture Trustee may from time to time postpone any sale by public announcement made at the time and place of such sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any sale.

(b) The Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer in connection with any sale of Receivables pursuant to Section 5.05(a)(iii) and (iv). No purchaser or transferee at any such sale is required to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

(c) In its exercise of the foreclosure remedy pursuant to Section 5.05(a), the Indenture Trustee will solicit bids from Permitted Assignees for the sale of Trust Assets (or interests therein) in an amount equal to the Adjusted Invested Amount of the affected Series of Notes at the time of sale. Before soliciting bids, the Indenture Trustee may request (at the sole cost and expense of the Permitted Assignee) an Opinion of Counsel from each Permitted Assignee to the effect that its purchase of the Trust Assets (or interests therein) will not cause the Issuer to be treated as an association (or a publicly traded partnership) taxable as a corporation for United States federal income tax purposes, and the Indenture Trustee will have no obligation to solicit bids from any Permitted Assignee that has not furnished the requested opinion. The Transferors or any of their Affiliates who are Permitted Assignees will be entitled to participate in, and to receive from the Indenture Trustee a copy of each other bid submitted in connection with, such bidding process; provided that
(i) at least one participant other than the Transferors and any of their Affiliates must submit a bona fide offer and (ii) the Transferors and any of their Affiliates are prohibited from bidding an amount which exceeds fair value of such Trust Assets. Subject to Section 5.05(a)(iii) above, the Indenture Trustee must sell such Trust Assets (together with their related interest components) to the bidder with the highest cash purchase offer. The proceeds of any such sale must be applied in accordance with Section 5.05(b).

Section 5.17.     Action on Notes.

         The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture will not be affected by the seeking or obtaining of or application for any other relief under or with respect to this Indenture. Neither the Lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders will be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Assets or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee must be applied as specified in the applicable Indenture Supplement.

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

Section 6.01.     Duties of Indenture Trustee.

(a) If an Event of Default has occurred and is continuing and a Trustee Officer has actual knowledge or written notice of such Event of Default, the Indenture Trustee will, prior to the receipt of directions, if any, from the Holders of at least a majority of the Outstanding Amount of the Notes or as otherwise provided herein in the case of certain directions, exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

(b)      Except during the continuance of an Event of Default:

(i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations are to be read into this Indenture against the Indenture Trustee; and

(ii) in the absence of bad faith or negligence on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, that the Indenture Trustee, upon receipt of any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Indenture Trustee which are specifically required to be furnished pursuant to any provision of this Indenture or any Indenture Supplement, will examine them to determine whether they substantially conform to the requirements of this Indenture or any Indenture Supplement. The Indenture Trustee will give prompt written notice to the Noteholders and each Rating Agency of any material lack of conformity of any such instrument to the applicable requirements of this Indenture or any Indenture Supplement discovered by the Indenture Trustee that would entitle the Holders of a majority of the Outstanding Amount of the Notes to take any action pursuant to this Indenture or any Indenture Supplement.

(c) In case an Amortization Event has occurred and is continuing and a Trustee Officer has actual knowledge or written notice of such Amortization Event, the Indenture Trustee will, prior to the receipt of directions, if any, from the Holders of at least a majority of the Outstanding Amount of the Notes, exercise such rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

(d) No provision of this Indenture is to be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(i) this subsection is not to be construed to limit the effect of subsection (a) of this Section;

(ii) the Indenture Trustee will not be liable for any error of judgment made in good faith by a Trustee Officer, unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

(iii) the Indenture Trustee will not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the Indenture and/or the direction of the Holders of at least a majority of the Outstanding Amount of the Notes of each outstanding Series relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or for exercising any trust or power conferred upon the Indenture Trustee, under this Indenture; and

(iv) the Indenture Trustee will not be liable for any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Servicer, the Transferors or the Issuer.

(e) No provision of this Indenture requires the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it has reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(f) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to subsections (a), (b), (c) and (d) of this Section.

(g) Except as expressly provided in this Indenture and the other Transaction Documents, the Indenture Trustee has no power to vary the Trust Assets, including by (i) accepting any substitute payment obligation for a Receivable transferred to the Issuer under the Transfer and Servicing Agreements, (ii) adding any other investment, obligation or security to the Trust Assets or (iii) withdrawing any Receivable from the Trust Assets.

(h) The Indenture Trustee has no responsibility or liability for investment losses on Eligible Investments (including any losses relating to the early termination of any such investments).

(i) The Indenture Trustee will notify each Rating Agency of any change in any rating of the Notes of any other Rating Agency of which the Indenture Trustee has actual knowledge.

(j) The Indenture Trustee will hold directly, or through a custodian, any "instruments" within the meaning of any applicable enactment of the UCC.

(k) The Securities Intermediary and the Bank, each to the extent applicable, will be entitled to the same rights, immunities and protections of this Article VI of the Indenture as the Indenture Trustee is entitled, as if the Securities Intermediary or the Bank was specifically referenced herein.

Section 6.02.     Notice of Amortization Event, Events of Default or Servicer
                  Default.

         Upon the occurrence of any Amortization Event, Event of Default or Servicer Default of which a Trustee Officer has actual knowledge or has received notice thereof, the Indenture Trustee will give notice to all Noteholders, as their names and addresses appear on the Note Register and the Rating Agencies, of such Amortization Event, Event of Default or Servicer Default known to the Indenture Trustee within 30 days after it occurs or within ten Business Days after the Indenture Trustee receives such notice or obtains actual notice, if later. For all purposes under this Indenture, the Indenture Trustee will not be deemed to have notice or knowledge of any Event of Default, Amortization Event or Servicer Default unless a Trustee Officer assigned to and working in the Corporate Trust Office of the Indenture Trustee has actual knowledge thereof or has received written notice thereof. For purposes of determining the Indenture Trustee's responsibility and liability hereunder, any reference to an Event of Default, Amortization Event or Servicer Default is to be construed to refer only to such event of which the Indenture Trustee is deemed to have notice as described in this Section.

Section 6.03.     Rights of Indenture Trustee.

         Except as otherwise provided in Section 6.01:

(a) the Indenture Trustee may conclusively rely and will be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) whenever in the administration of this Indenture the Indenture Trustee deems it desirable that a matter be proved or established prior to taking, suffering or omitting to take any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate of the Issuer. The Issuer will provide a copy of such Officer's Certificate to the Noteholders at or prior to the time the Indenture Trustee receives such Officer's Certificate;

(c) as a condition to the taking, suffering or omitting to take any action by it hereunder, the Indenture Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel will be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(d) the Indenture Trustee is under no obligation to exercise any of the rights or powers vested in it by this Indenture or to honor the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(e) the Indenture Trustee is not required to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee determines to make such further inquiry or investigation, it will be entitled to examine the books, records and premises of the Issuer and the Servicer, personally or by agent or attorney;

(f) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and the Indenture Trustee is not responsible for any (i) misconduct or negligence on the part of any agent, attorney, custodians or nominees appointed with due care by it hereunder or (ii) the supervision of such agents, attorneys, custodians or nominees after such appointment with due care;

(g) the Indenture Trustee will not be liable for any actions taken, suffered or omitted to be taken by it in good faith and believed by it to be authorized or within the discretion or rights conferred upon the Indenture Trustee by this Indenture; and

(h) if the Indenture Trustee is also acting as Paying Agent and Transfer Agent and Registrar, the rights and protections afforded to the Indenture Trustee pursuant to this Article VI will also be afforded to such Paying Agent and Transfer Agent and Registrar.

Section 6.04.     Not Responsible for Recitals or Issuance of Notes.

         The recitals contained herein and in the Notes, except the certificate of authentication of the Indenture Trustee, will be deemed to be the statements of the Issuer, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representation as to the validity or sufficiency of the Agreement, the Notes, or any related document. The Indenture Trustee is not accountable for the use or application by the Issuer of the proceeds from the Notes.

Section 6.05.     May Hold Notes.

         The Indenture Trustee, any Paying Agent, Transfer Agent and Registrar or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer with the same rights it would have if it were not Indenture Trustee, Paying Agent, Transfer Agent and Registrar or such other agent.

Section 6.06.     Money Held in Trust.

         Money held by the Indenture Trustee in trust hereunder need not be segregated from other funds held by the Indenture Trustee in trust hereunder except to the extent required herein or required by law. The Indenture Trustee will have no liability for interest on any money received by it hereunder except as otherwise agreed upon in writing by the Indenture Trustee and the Issuer.

Section 6.07.     Compensation, Reimbursement and Indemnification.

(a)      The Issuer agrees:

(i) to pay or cause the Servicer to pay the Indenture Trustee reasonable compensation for all services rendered by it under this Indenture and the Indenture Supplements, which compensation will not be limited by any provision of law regarding the compensation of a trustee of an express trust;

(ii) except as otherwise expressly provided in this Indenture, to reimburse or cause the Servicer to reimburse the Indenture Trustee on its request for all reasonable expenses, disbursements, and advances incurred or made by the Indenture Trustee pursuant to this Indenture and the Indenture Supplements, including all costs and expenses incurred by the Indenture Trustee exercising any remedies under this Indenture and the reasonable compensation and the expenses and disbursements of its agents and counsel, except any expense, disbursement, or advance to the extent attributable to its willful misconduct, negligence or bad faith); and

(iii) to indemnify or cause the Servicer to indemnify the Indenture Trustee, its officers, directors, employees, and agents against any loss, liability, expense, damage, or injury suffered or sustained without willful misconduct, negligence or bad faith on its or their part, arising in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself or them against any claim or liability from the exercise or performance of any of its powers or duties under this Indenture except with respect to expenses arising or resulting from taxes imposed on the Indenture Trustee in connection with fees earned by it pursuant to this Indenture.

If, on any date when a fee is payable to the Indenture Trustee pursuant to this Indenture, sufficient funds are not available for its payment, any portion of a fee not paid will be deferred and payable, together with compensatory interest (at a rate not to exceed the federal funds rate), on the next date on which a fee is payable and sufficient funds are available.

(b) The Issuer's payment obligations to the Indenture Trustee pursuant to this Section will survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of an Event of Default specified in Section 5.02(iii) or (iv) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable United States federal or state bankruptcy, insolvency or similar law.

Section 6.08.     Replacement of Indenture Trustee.

         No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee will become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section. The Indenture Trustee may resign at any time by giving 30 days' written notice to the Issuer. The Holders of at least a majority of the Outstanding Amount of the Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. The Servicer must remove the Indenture Trustee if:

(i)      the Indenture Trustee fails to comply with Section 6.11;

(ii)     the Indenture Trustee is adjudged bankrupt or insolvent;

(iii) a receiver of the Indenture Trustee or of its property is appointed, or any public officer takes charge of the Indenture Trustee or its property or its affairs for the purpose of rehabilitation, conservation or liquidation; or

(iv)     the Indenture Trustee otherwise becomes legally unable to act.

If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Servicer must promptly appoint a successor Indenture Trustee and will provide to the Rating Agencies prior written notice of such appointment.

         A successor Indenture Trustee will deliver a written acceptance of its appointment to the retiring Indenture Trustee, the Issuer and to the Administrator. Thereupon the resignation or removal of the retiring indenture Trustee will become effective, and the successor Indenture Trustee will have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee will notify the Noteholders in writing of its succession. The retiring Indenture Trustee must promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

         If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of at least a majority of the Outstanding Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

         If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

         Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's obligations under Section 6.07 will continue for the benefit of the retiring Indenture Trustee.

Section 6.09.     Successor Indenture Trustee by Merger.

         If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another Person, the resulting, surviving or transferee Person without any further act will be the successor Indenture Trustee; provided that such Person is otherwise qualified and eligible under Section 6.11. The Indenture Trustee must provide the Rating Agencies prior written notice of any such transaction.

         If, at the time such successor or successors by merger, conversion, consolidation or transfer to the Indenture Trustee succeeds to the trusts created by this Indenture, any of the Notes have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor Indenture Trustee and deliver such Notes so authenticated; and in case at that time any of the Notes have not been authenticated, any successor to the Indenture Trustee may authenticate such Notes in the name of the successor to the Indenture Trustee; and in all such cases such certificates will have the full force and effect as provided in the Notes or in this Indenture with respect to certificates of authentication of the Indenture Trustee.

Section 6.10.     Appointment of Co-Indenture Trustee or Separate Indenture
                  Trustee.

(a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Assets may at the time be located, the Indenture Trustee has the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Assets, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Assets, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder is required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee is required under Section 6.08.

(b) Every separate trustee and co-trustee will, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee will be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction where any particular act or acts are to be performed the Indenture Trustee is incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Assets or any portion thereof in any such jurisdiction) will be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

(ii) no trustee hereunder will be personally liable by reason of any act or omission of any other trustee hereunder; and

(iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

(c) Any notice, request or other writing given to the Indenture Trustee will be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee must refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, will be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument must be filed with the Indenture Trustee.

(d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee dies, becomes incapable of acting, resigns or is removed, all of its estates, properties, rights, remedies and trusts will vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 6.11.     Eligibility; Disqualification.

         The Indenture Trustee must at all times satisfy the requirements of TIA ss.310(a). The Indenture Trustee must have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and its long-term unsecured debt must be rated at least Baa3 by Moody's and BBB- by Standard & Poor's. The Indenture Trustee must comply with TIA ss.310(b), including the provision permitted by the second sentence of TIA ss.310(b)(9); provided, however, that any indenture or indentures under which other securities of the Issuer are outstanding will be excluded from the operation of TIA ss.310(b)(1) if the requirements for such exclusion set forth in TIA ss.310(b)(1) are met.

Section 6.12.     Preferential Collection of Claims Against.

         The Indenture Trustee must comply with TIA ss.311(a), excluding any creditor relationship listed in TIA ss.311(b). An Indenture Trustee who has resigned or has been removed will be subject to TIA ss.311(a) to the extent indicated.

Section 6.13.     Tax Returns.

         If the Issuer is required to file tax returns, the Servicer will prepare or cause to be prepared such tax returns and will provide such tax returns to the Owner Trustee for signature at least five days before such tax returns are due to be filed. The Servicer, in accordance with the terms of each Indenture Supplement, will also prepare or cause to be prepared all tax information required by law to be distributed to Noteholders and will deliver such information to the Owner Trustee at least five days prior to the date it is required by law to be distributed to Noteholders. The Owner Trustee, upon request, will furnish the Servicer with all such information known to the Owner Trustee as may be reasonably required in connection with the preparation of all tax returns of the Issuer, and will, upon request, execute such returns. In no event will the Owner Trustee be liable for any liabilities, costs or expenses of the Issuer or any Noteholder arising under any tax law, including United States federal, state or local income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto arising from a failure to comply therewith).

Section 6.14.     Representations and Covenants of Indenture Trustee.

         The Indenture Trustee represents, warrants and covenants that:

(i) the Indenture Trustee is a banking corporation duly organized and validly existing under the laws of New York;

(ii) the Indenture Trustee has full power and authority to deliver and perform this Indenture and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture and other Transaction Documents to which it is a party; and

(iii) each of this Indenture and the other Transaction Documents to which it is a party has been duly executed and delivered by the Indenture Trustee and constitutes its legal, valid and binding obligation in accordance with its terms.

Section 6.15. The Securities Intermediary; Certain Matters Relating to Trust Account Securities Subaccounts.

(a) The Chase Manhattan Bank, is appointed as the initial Securities Intermediary hereunder and The Chase Manhattan Bank, accepts such appointment.

(b) The Securities Intermediary, represents and warrants that it is as of the date hereof and will be for so long as it is the Securities Intermediary hereunder a Person that (i) in the ordinary course of its business maintains securities accounts for others and is acting in that capacity hereunder, and
(ii) maintains a Participant's Securities Account (as defined in the United States Regulations) with a Federal Reserve Bank.

(c) The Securities Intermediary agrees with the parties hereto that each Trust Account Securities Subaccount will be an account to which financial assets may be credited. The Securities Intermediary will treat the Indenture Trustee as entitled to exercise rights that comprise such financial assets, and as the sole Person entitled to exercise the ordinary rights of an entitlement holder, in the fashion contemplated by the UCC. The Securities Intermediary agrees that, with respect to each Trust Account Securities Subaccount, it will only comply with entitlement orders of (i) the Indenture Trustee (without further consent of the Issuer or any other Person) and (ii) so long as no Event of Default has occurred and is continuing, the Servicer to the limited extent provided in Section 8.03, in the case of the Collection Account Securities Subaccount and the Excess Funding Account Securities Subaccount, and in the related Indenture Supplement, in the case of any Series Account Securities Subaccount. The Securities Intermediary agrees that each item of property credited to a Trust Account Securities Subaccount will be treated as a "financial asset" within the meaning of the UCC. The Securities Intermediary acknowledges and agrees that as a result of Section 12.12, the "securities intermediary's jurisdiction" (as defined in the UCC) of Securities Intermediary, with respect to the Collateral, is the State of New York. The Securities Intermediary agrees that it will not take any action inconsistent with the provisions of this Indenture applicable to it. The Securities Intermediary agrees that no item of property credited to a Trust Account Securities Subaccount will be subject to any security interest, Lien or right of setoff in favor of the Securities Intermediary or anyone claiming through the Securities Intermediary (other than the Indenture Trustee).

(d) It is the intent of the Indenture Trustee and the Issuer that each Trust Account Securities Subaccount will be a securities account of the Indenture Trustee and not an account of the Issuer. If despite such intent, any Trust Account Securities Subaccount is determined to be an account of the Issuer, then the Securities Intermediary agrees to comply with entitlement orders originated by the Indenture Trustee without further consent by the Issuer.

(e) Except for the claims and interest of the Indenture Trustee in any Trust Account Securities Subaccount, as applicable, the Securities Intermediary does not know of any claim to, or interest in, the Trust Account Securities Subaccounts, or in any financial asset credited thereto. If any Person asserts any Lien (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against a Trust Account Securities Subaccount, or in any financial asset credited thereto, the Securities Intermediary will promptly notify the Indenture Trustee and the Issuer.

(f) The Chase Manhattan Bank undertakes that for so long as it is the Securities Intermediary it will treat the Indenture Trustee as entitled to exercise rights that comprise such financial assets, and to exercise the ordinary rights of an entitlement holder, in the fashion contemplated by the UCC. The Chase Manhattan Bank agrees with the parties hereto that for so long as it is the Securities Intermediary hereunder each item of property credited to a Trust Account Securities Subaccount will be treated as a "financial asset" within the meaning of the UCC. The Chase Manhattan Bank acknowledges that as a result of Section 12.12, the "securities intermediary's jurisdiction" (as defined in the UCC) of The Chase Manhattan Bank, with respect to the Collateral, is the State of New York. The Chase Manhattan Bank covenants that, so long as it is the Securities Intermediary, it will not take any action inconsistent with the provisions of this Indenture applicable to it and no item of property credited to any Trust Account Securities Subaccount will be subject to any security interest, Lien or right of setoff in favor of the Securities Intermediary or anyone claiming through the Securities Intermediary (other than the Indenture Trustee).

                                  ARTICLE VII

          NOTEHOLDERS' LIST AND REPORTS BY INDENTURE TRUSTEE AND ISSUER

Section 7.01. Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders.

         The Issuer will furnish or cause to be furnished to the Indenture Trustee (i) upon each transfer of a Note, a list, in such form as the Indenture Trustee may reasonably require, of the names, addresses and taxpayer identification numbers of the Noteholders as they appear on the Note Register as of such Record Date and (ii) at such other times, as the Indenture Trustee may request in writing, within ten days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than ten days before the time such list is furnished; provided, however, that for so long as the Indenture Trustee is the Transfer Agent and Registrar, the Indenture Trustee will furnish to the Issuer such list in the same manner prescribed in clause
(ii) above.

Section 7.02.     Preservation of Information; Communications to Noteholders.

(a) The Indenture Trustee will preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 and the names, addresses and taxpayer identification numbers of the Noteholders received by the Indenture Trustee in its capacity as Transfer Agent and Registrar. The Indenture Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

(b) Noteholders may communicate, pursuant to either Section 2.09 of this Indenture or TIA ss.312(b), with other Noteholders with respect to their rights under this Indenture or under the Notes.

(c) The Issuer, the Indenture Trustee and the Transfer Agent and Registrar will have the protection of TIAss.312(c).

Section 7.03.     Reports by Issuer.

(a)      The Issuer must:

(i) file with the Indenture Trustee, within fifteen days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

(ii) file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

(iii) supply to the Indenture Trustee (and the Indenture Trustee will transmit by mail to all Noteholders described in TIA ss.313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) above as may be required by rules and regulations prescribed from time to time by the Commission.

(b) Unless the Issuer otherwise determines, the fiscal year of the Issuer will end on December 31 of each year.

Section 7.04.     Reports by Indenture Trustee.

         If required by TIA ss.313(a), within 60 days after each May 15 beginning with May 15, 2002, the Indenture Trustee will mail to each Noteholder as required by TIA ss.313(c) a brief report dated as of such date that complies with TIA ss.313(a). The Indenture Trustee also must comply with TIA ss.313(b). At the time the report is mailed to Noteholders, the Indenture Trustee must file a copy with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer will notify the Indenture Trustee in writing if and when the Notes are listed on any stock exchange.

Section 7.05.     Notice by Publication.

         In addition to notices required to be given in any other manner hereunder, all notices required to be given to the Noteholders will be effected by publication at least once, if any Notes are listed on a stock exchange and the rules of such stock exchange so require, in a publication meeting the requirements of such stock exchange.

                                  ARTICLE VIII

                    ALLOCATION AND APPLICATION OF COLLECTIONS

Section 8.01.     Collection of Money.

         Except as otherwise expressly provided herein and in the related Indenture Supplement, the Indenture Trustee may demand payment or delivery of, and receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee will hold all such money and property received by it in trust for the Noteholders and apply it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under the Transfer and Servicing Agreements or any other Transaction Document, the Indenture Trustee may, and upon the request of the Holders of at least a majority of the Outstanding Amount of the Notes must, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. Any such action will be without prejudice to any right to claim an Amortization Event or a Default or Event of Default under this Indenture and to proceed thereafter as provided in Article V.

Section 8.02.     Rights of Noteholders.

         The Notes represent obligations of the Issuer secured by fractional undivided interests in the Trust Assets, which, with respect to each Series, will consist of the right to receive, to the extent necessary to make the required payments with respect to the Notes of such Series at the times and in the amounts specified in the related Indenture Supplement, (i) the portion of Collections allocable to and pledged for the benefit of the Noteholders of such Series pursuant to this Indenture and the related Indenture Supplement, (ii) funds and other property credited to the Collection Account and the Excess Funding Account (or any subaccounts thereof) allocable to and pledged for the benefit of the Noteholders of such Series pursuant to this Indenture and such Indenture Supplement, (iii) funds and other property credited to any related Series Account and (iv) funds available pursuant to any related Series Enhancement (such security collectively, with respect to all Series, the "Noteholders' Collateral"). Except as specifically set forth in the related Indenture Supplement, the Notes of any Series or Class will not be secured by any interest in any Series Account or Series Enhancement pledged for the benefit of the Noteholders of any other Series or Class. The "Transferor Interest" represents the ownership interest in the Trust Assets not allocated pursuant to this Indenture or any Indenture Supplement to the Noteholders' Collateral, including the right to receive Collections of the Receivables and interests in any Other Floorplan Assets at the times and in the amounts specified in this Indenture or in any Indenture Supplement to be paid to the Transferors on behalf of all holders of the Transferor Interest; provided, however, that the Transferor Interest will represent any interest in the Collection Account, the Excess Funding Account, any Series Account or any Series Enhancement, subject to the Lien of, and only as expressly provided in, this Indenture or any Indenture Supplement.

Section 8.03. Establishment of Collection Account and Excess Funding Account; Certain Matters Relating to Trust Account Cash Deposit Subaccounts.

(a) Collection Account. The Indenture Trustee, for the benefit of the Noteholders and any Series Enhancers, will establish and maintain with the Indenture Trustee or its nominee in the name of the Indenture Trustee, on behalf of the Issuer, a Qualified Account (including any subaccounts thereof) bearing a designation clearly indicating that the funds and other property credited thereto are held for the benefit of the Noteholders and any Series Enhancers (the "Collection Account"). The Collection Account will consist of two segregated subaccounts: (i) the "Collection Account Securities Subaccount" to which financial assets (other than cash and money) credited to the Collection Account will be credited and (ii) the "Collection Account Cash Deposit Subaccount" to which cash and money deposited in the Collection Account will be credited. The Indenture Trustee will possess all right, title and interest in all Eligible Investments and all monies, cash, instruments, securities, securities entitlements, documents, certificates of deposit and other property from time to time on deposit in or credited to the Collection Account and in all interest, proceeds, earnings, income, revenue, dividends and other distributions thereof (including any accrued discount realized on liquidation of any investment purchased at a discount) for the benefit of the Noteholders and any Series Enhancers. Except as expressly provided in this Indenture and the Transfer and Servicing Agreements, the Servicer agrees that it has no right of setoff or banker's lien against, and no right to otherwise deduct from, any funds and other property held in the Collection Account for any amount owed to it by the Indenture Trustee, the Issuer, any Noteholder or any Series Enhancer. If, at any time, (x) the Collection Account ceases to be a Qualified Account or
(y) the Indenture Trustee no longer maintains the Collection Account, then within ten Business Days (or such longer period as to which each Rating Agency may consent), the Indenture Trustee (or the Servicer on its behalf) will establish a new Collection Account meeting the conditions specified above, transfer any monies, instruments, securities, security entitlements, documents, certificates of deposit and other property to such new Collection Account and from the date such new Collection Account is established, it will be the "Collection Account." Any Eligible Institution at which the successor Collection Account is established will deliver a written acceptance of its appointment and will agree to be bound by the provisions in this Indenture relating to the Securities Intermediary and the Bank as they relate to the Collection Account. Pursuant to the authority granted to the Servicer in Section 3.01(a) of the Transfer and Servicing Agreements, the Servicer has the power, revocable by the Indenture Trustee, to make withdrawals and payments from the Collection Account and to instruct the Indenture Trustee to make withdrawals and payments from the Collection Account for the purposes of carrying out the Servicer's or the Indenture Trustee's duties under the Transfer and Servicing Agreements and hereunder, as applicable.

         Funds on deposit in the Collection Account (other than amounts deposited pursuant to Section 2.03(c) or 6.01 of the Transfer and Servicing Agreements or Section 11.02 hereof) will, at the written direction of the Servicer, be invested by the Indenture Trustee or its nominee (including the Securities Intermediary) in Eligible Investments selected by the Servicer. All such Eligible Investments will be held by the Indenture Trustee or its nominee for the benefit of the Noteholders and any Series Enhancers. The Indenture Trustee will cause each Eligible Investment to be delivered to it or its nominee (including a securities intermediary) and will be credited to the Collection Account Securities Subaccount. Investments of funds representing Collections collected during any Collection Period will be invested in Eligible Investments that will mature so that such funds will be available no later than the close of business on the Business Day next preceding the Distribution Date occurring in the following Collection Period. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Collection Account will be treated as Interest Collections with respect to the last day of the related Collection Period except as otherwise specified in the related Indenture Supplement. The Indenture Trustee will bear no responsibility or liability for any losses resulting from investment or reinvestment of any funds in accordance with this Section 8.03(a) nor for the selection of Eligible Investments in accordance with the provisions of this Indenture, any Indenture Supplement or the Transfer and Servicing Agreements.

(b) Excess Funding Account. The Indenture Trustee, for the benefit of the Noteholders and any Series Enhancers, will establish and maintain with the Indenture Trustee or its nominee in the name of the Indenture Trustee, on behalf of the Issuer, a Qualified Account (including any subaccounts thereof) bearing a designation clearly indicating that the funds and other property credited thereto are held for the benefit of the Noteholders and any Series Enhancers (the "Excess Funding Account"). The Excess Funding Account will consist of two segregated subaccounts: (i) the "Excess Funding Account Securities Subaccount" to which financial assets (other than cash and money) credited to the Excess Funding Account will be credited and (ii) the "Excess Funding Account Cash Deposit Subaccount" to which cash and money deposited in the Excess Funding Account will be credited. The Indenture Trustee will possess all right, title and interest in all Eligible Investments and all monies, instruments, securities, securities entitlement, documents, certificates of deposit and other property from time to time on deposit in or credited to the Excess Funding Account and in all interest, proceeds, earnings, income and revenue, dividends and other distributions thereof (including any accrued discount realized on liquidation of any investment purchased at a discount) for the benefit of the Noteholders and any Series Enhancers. Except as expressly provided in this Indenture and the Transfer and Servicing Agreements, the Servicer agrees that it has no right of setoff or banker's lien against, and no right to otherwise deduct from, any funds and other property held in the Excess Funding Account for any amount owed to it by the Indenture Trustee, the Issuer, any Noteholder or any Series Enhancer. If, at any time, (x) the Excess Funding Account ceases to be a Qualified Account or (y) the Indenture Trustee no longer maintains the Excess Funding Account, then within ten Business Days (or such longer period as to which each Rating Agency may consent), the Indenture Trustee (or the Servicer on its behalf) will establish a new Excess Funding Account meeting the conditions specified above, transfer any monies, instruments, securities, securities entitlements, documents, certificates of deposit and other property to such new Excess Funding Account and from the date such new Excess Funding Account is established, it will be the "Excess Funding Account." Any Eligible Institution at which the successor Excess Funding Account is established will deliver a written acceptance of its appointment and will agree to be bound by the provisions in this Indenture relating to the Securities Intermediary and the Bank as they relate to the Excess Funding Account. Upon deposit of funds into the Excess Funding Account, the Servicer will provide written notice of the allocation of any funds deposited to the Excess Funding Account.

         Funds on deposit in the Excess Funding Account will, at the written direction of the Servicer, be invested by the Indenture Trustee or its nominee (including the Securities Intermediary) in Eligible Investments selected by the Servicer. All such Eligible Investments will be held by the Indenture Trustee or its nominee for the benefit of the Noteholders and any Series Enhancers. The Indenture Trustee will cause each Eligible Investment to be delivered to it or its nominee (including a securities intermediary) and will be credited to the Excess Funding Account Securities Subaccount. Funds on deposit in the Excess Funding Account on any Distribution Date will be invested in Eligible Investments that will mature so that such funds will be available no later than the close of business on the Business Day next preceding the following Distribution Date. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account will be treated as Interest Collections with respect to the last day of the related Collection Period except as otherwise specified in the related Indenture Supplement. The Indenture Trustee will bear no responsibility or liability for any losses resulting from investment or reinvestment of any funds in accordance with this Section 8.03(b) nor for the selection of Eligible Investments in accordance with the provisions of this Indenture, any Indenture Supplement or the Transfer and Servicing Agreements.

         On each Deposit Date on which the sum of the Net Adjusted Pool Balance on such Deposit Date (determined after giving effect to any Principal Receivables or, if applicable, interests in Other Floorplan Assets transferred to the Issuer) and the aggregate funds on deposit in the Principal Funding Accounts (excluding any net investment earnings on amounts on deposit therein) for all Series is lower than the Required Pool Balance on such Deposit Date, the Transferors will instruct the Servicer to deposit funds, otherwise allocable to the holders of the Transferor Interest, into the Excess Funding Account up to the amount of such deficiency. In addition, the holders of the Transferor Interest may transfer additional funds into the Excess Funding Account to make up for such deficiencies. On each Deposit Date on which funds are on deposit in the Excess Funding Account, the Servicer will determine the amount, if any, by which the sum of the Net Adjusted Pool Balance on such Deposit Date (determined after giving effect to any Principal Receivables or, if applicable, interests in Other Floorplan Assets transferred to the Issuer) and the aggregate funds on deposit in the Principal Funding Accounts (excluding any net investment earnings on amounts on deposit therein) for all Series exceeds the Required Pool Balance on such Deposit Date and will instruct the Indenture Trustee to withdraw any such excess from the Excess Funding Account and distribute such excess to the Owner Trustee for distribution to the holders of the Transferor Interest in accordance with the Trust Agreement.

         During the Controlled Accumulation Period, funds on deposit in the Excess Funding Account will be made available as Shared Principal Collections to any Series that is in its Controlled Accumulation Period. Such funds will be deposited into the Principal Funding Account for such Series but only to the extent of the Controlled Deposit Amount of such Series. If an Early Amortization Period has commenced and is continuing with respect to one or more outstanding series, any funds on deposit in the Excess Funding Account will be treated as Shared Principal Collections and will be allocated and distributed in accordance with Section 8.05(c) and the terms of the related Indenture Supplements.

(c) Appointment of Bank. The Chase Manhattan Bank is appointed as the initial Bank hereunder, and The Chase Manhattan Bank accepts such appointment. The Bank represents and warrants that it is an organization engaged in the business of banking and that each Trust Account Cash Deposit Subaccount is or will be a "deposit account" (as such term is defined in Section 9-102 of the UCC). The Bank acknowledges that the Indenture Trustee has "control" (within the meaning of Section 9-104 of the UCC) of each Trust Account Cash Deposit Subaccount. The Bank agrees that, with respect to each Trust Account Securities Subaccount, it will only comply with instructions directing the disposition of funds therein that are received from (i) the Indenture Trustee (without further consent of the Issuer or any other Person) and (ii) so long as no Event of Default has occurred and is continuing, the Servicer to the limited extent provided in this Section.

Section 8.04.     Collections and Allocations.

(a) Allocations of Collections. All Interest Collections and Principal Collections, as well as Defaulted Receivables, will be allocated by the Servicer to each Series based on the applicable Investor Percentage for such Series as specified in the related Indenture Supplement. Interest Collections and Principal Collections so allocated to any Series will not be available to the Noteholders of any other Series, the Series Enhancers for any other Series or the holders of the Transferor Interest, except to the extent expressly provided in this Indenture or the related Indenture Supplements. Allocations of Interest Collections and Principal Collections to be performed by the Servicer (i) between the Noteholders' Collateral and the Transferor Interest and (ii) among each Series and (iii) if applicable, among the Classes of a Series and any related Series Enhancer will be set forth in the related Indenture Supplement or Supplements. The application of such allocated Interest Collections and Principal Collections will also be set forth in the related Indenture Supplement or Supplements.

(b) Timing of Deposits into Collection Account. After making the allocations provided in Section 8.04(a), the Servicer will deposit such allocated Interest Collections and Principal Collections, up to the required amounts provided in
Section 8.04(c), into the Collection Account by no later than 12:00 noon (New York City time) on the Distribution Date immediately following the Collection Period in which such Collections were received by the Servicer. Notwithstanding the foregoing, if at any time:

(i)      Ford Credit is no longer the Servicer; or

(ii) Ford Credit is the Servicer but its short-term debt rating is withdrawn or downgraded below A-1 by Standard & Poor's, F1 by Fitch or P-1 by Moody's and, in any such case, Ford Credit fails either (A) to arrange for and maintain a letter of credit or other form of enhancement in respect of the Servicer's obligations to make monthly deposits of Collections into the Collection Account that is acceptable in form and substance to each Rating Agency or (B) to satisfy the Rating Agency Condition;

then, the Servicer will deposit all allocated Interest Collections and Principal Collections received by it during each Collection Period into the Collection Account, up to the required amounts provided in Section 8.04(c), as promptly as practicable after the Date of Processing of such Collections, but in no event later than the second Business Day following the Date of Processing.

(c) Required Deposit Amounts. Subject to the proviso in Section 8.05(c), but notwithstanding anything else in this Indenture or the Transfer and Servicing Agreements to the contrary and regardless of whether the Servicer makes deposits into the Collection Account on a monthly or daily basis as provided in Section 8.04(b), with respect to any Collection Period:

(i) the Servicer will only be required to deposit allocated Collections into the Collection Account up to the aggregate amount of Collections required (A) to be deposited into the Excess Funding Account or any Series Account or (B) without duplication, to be distributed on or before the related Distribution Date to the Noteholders, to the Servicer or to any Series Enhancers pursuant to the terms of any Indenture Supplement, the Transfer and Servicing Agreements or any Series Enhancement Agreement; provided that in making such determination, the Servicer will take into account the respective applications of allocated Interest Collections and Principal Collections in accordance with the related Indenture Supplements;

(ii) if at any time before such Distribution Date, the amount of allocated Collections deposited by the Servicer into the Collection Account exceeds the amount required to be deposited therein pursuant to clause
         (i) above, the Servicer will be permitted to withdraw the excess from the Collection Account; and

(iii) notwithstanding anything to the contrary in clause (i) above, the Servicer may retain its Servicing Fee and is not required to deposit such fee (or any portion thereof in respect of any Series) into the Collection Account.

Section 8.05. Interest Reallocation Groups; Excess Interest Sharing Groups; Principal Sharing Groups.

(a) Interest Reallocation Groups. Interest Collections and other amounts specified in the Indenture Supplement for each Series in a particular Interest Reallocation Group will be reallocated to cover interest and expenses related to such Series as specified in such Indenture Supplement. The reallocation provisions of the Indenture Supplement for each Series in the same Interest Reallocation Group are required to be identical in all material respects.

(b) Excess Interest Sharing Groups. With respect to each Distribution Date, (i) the Servicer will allocate Excess Interest Collections to each Excess Interest Sharing Series in a particular Excess Interest Sharing Group, pro rata, in proportion to the Interest Collections Shortfalls, if any, with respect to each such Series and (ii) the Servicer will deduct from the allocated Interest Collections available for deposit into the Collection Account on or before such Distribution Date an amount equal to the excess, if any, of (A) the aggregate Excess Interest Collections as defined in the related Indenture Supplements for all such Series for such Distribution Date, over (B) the aggregate Interest Collections Shortfalls as defined in the related Indenture Supplements for all such Series for such Distribution Date and will distribute such excess to the Owner Trustee for distribution to the holders of the Transferor Interest in accordance with the Trust Agreement.

(c) Principal Sharing Groups. With respect to each Distribution Date, (i) the Servicer will allocate Shared Principal Collections to each Principal Sharing Series in a particular Principal Sharing Group, pro rata, in proportion to the Principal Shortfalls, if any, with respect to each such Series and (ii) the Servicer will deduct from the allocated Principal Collections available for deposit into the Collection Account on or before such Distribution Date an amount equal to the excess, if any, of (A) the aggregate Shared Principal Collections as defined in the related Indenture Supplements for all such Series for such Distribution Date, over (B) the aggregate Principal Shortfalls as defined in the related Indenture Supplements for all such Series for such Distribution Date and will distribute such excess to the Owner Trustee for distribution to the holders of the Transferor Interest in accordance with the Trust Agreement; provided, however, that if the Net Adjusted Pool Balance as of such Distribution Date is less than the Required Pool Balance (determined after giving effect to any Principal Receivables or, if applicable, interests in Other Floorplan Assets transferred to the Issuer), the Servicer will not distribute such excess funds to the Owner Trustee for distribution to the holders of the Transferor Interest in accordance with the Trust Agreement, but will deposit such excess funds into the Excess Funding Account to the extent necessary to cause the Net Adjusted Pool Balance to equal the Required Pool Balance as of such Distribution Date pursuant to Section 8.03(b).

Section 8.06.     Shared Enhancement Series.

         A Shared Enhancement Series is a group of discrete issuances of Notes, called Sub-Classes, that share Interest Collections and certain other amounts and share in the same credit enhancement as is specified in the Indenture Supplement for each sub-class in such Shared Enhancement Series. Such sharing may take the form, among others, of Classes of Notes of one or more Series in a particular Shared Enhancement Series issued from time to time which are subordinate to other Classes issued at the same or at different times in the same or in different Series in such Shared Enhancement Series.

Section 8.07.     Release of Trust Assets; Eligible Loan Documents.

(a) Subject to the payment of its fees and expenses, the Indenture Trustee may, and when required by the provisions of this Indenture or any Indenture Supplement must, execute instruments to release property from the Lien of this Indenture or any Indenture Supplement, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Indenture or such Indenture Supplement. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII is required to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

(b) In order to facilitate the servicing of the Receivables by the Servicer and as provided in the Transfer and Servicing Agreements with respect to an exchange of Receivables, the Indenture Trustee hereby authorizes the Servicer to execute in the name and on behalf of the Indenture Trustee instruments of satisfaction or cancellation, or of partial or full release or discharge, and other comparable instruments with respect to the Receivables (and the Indenture Trustee will execute any such documents on request of the Servicer), subject to the obligations of the Servicer under the Transfer and Servicing Agreements.

(c) The Indenture Trustee will, at such time as there are no Notes outstanding, release and transfer, without recourse, all of the Trust Assets that secured the Notes (other than any cash held for the payment of the Notes pursuant to Section 4.02). The Indenture Trustee will release property from the Lien of this Indenture pursuant to this Section only upon receipt of an Issuer Order accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA ss.ss. 314(c) and 314(d)(1) meeting the applicable requirements of Section 12.01.

(d) Notwithstanding anything to the contrary in this Indenture or the other Transaction Documents, immediately prior to the release of any portion of the Trust Assets or any funds on deposit in the Series Accounts pursuant to this Indenture or any Indenture Supplement, the Indenture Trustee must remit to the holders of the Transferor for their own account any funds that, upon such release, would otherwise be remitted to the Issuer.

                                   ARTICLE IX

                    DISTRIBUTIONS AND REPORTS TO NOTEHOLDERS

Section 9.01.     Distributions and Reports to Noteholders.

         Distributions must be made to, and reports provided to, Noteholders as set forth in the related Indenture Supplement. The identity of the Noteholders with respect to distributions and reports will be determined as of the Record Date immediately preceding the related Distribution Date.

                                   ARTICLE X

                             SUPPLEMENTAL INDENTURES

Section 10.01.    Supplemental Indentures without Consent of Noteholders.

(a) Without the consent of the Holders of any Notes but with prior notice to the Rating Agencies and upon satisfaction of the Rating Agency Condition with respect to the Notes of all Series, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which conform to the provisions of the TIA as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

(i) to correct or amplify the description of any property at any time subject to the Lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the Lien of this Indenture, or to subject to the Lien of this Indenture additional property;

(ii) to evidence the succession, in compliance with Section 3.11, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

(iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

(iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

(v) to evidence and provide for the acceptance of the appointment hereunder by a successor Indenture Trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as may be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI;

(vi) to modify, eliminate or add to the provisions of this Indenture to such extent as may be necessary, as evidenced by an Opinion of Counsel, to effect the qualification of this Indenture under the TIA or under any similar United States federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA;

(vii) to provide for the termination of any Series Enhancement in accordance with the provisions of the related Indenture Supplement;

provided, however, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which must conform to the provisions of the TIA as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, without the consent of the Holders of any Notes or prior notice to the Rating Agencies, in order (A) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture or
(B) to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture, so long as, in each case, each Transferor has delivered to the Indenture Trustee an Officer's Certificate, dated the date of any such action, stating that such Transferor reasonably believes that such action will not have an Adverse Effect.

(b) Except as otherwise provided in Section 10.02, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any Noteholders of any Series then Outstanding but with prior notice to the Rating Agencies and upon satisfaction of the Rating Agency Condition with respect to the Notes of all Series, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that (i) each Transferor has delivered to the Indenture Trustee an Officer's Certificate, dated the date of any such action, stating that such Transferor reasonably believes that such action will not have an Adverse Effect and (ii) a Tax Opinion has been delivered to the Indenture Trustee.

         Additionally, notwithstanding the preceding sentence, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any Noteholders of any Series then Outstanding, enter into an indenture or indentures supplemental hereto to add, modify or eliminate such provisions as may be necessary or advisable in order to enable all or a portion of the Issuer (i) to qualify as, and to permit an election to be made to cause the Issuer to be treated as, a "financial asset securitization investment trust" as described in the provisions of Section 860L of the Code and (ii) to avoid the imposition of state or local income or franchise taxes imposed on the Issuer's property or its income; provided, however, that (1) each Transferor delivers to the Indenture Trustee and the Owner Trustee an Officer's Certificate to the effect that the proposed amendments meet the requirements set forth in this subsection, (2) the Rating Agency Condition has been satisfied and (3) such amendment does not affect the rights, duties or obligations of the Indenture Trustee or the Owner Trustee hereunder.

(c) Subject to the conditions specified in Section 2.12, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which must conform to the provisions of the TIA as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, without the consent of the Holders of any Notes but, with prior notice to the Rating Agencies, to provide for the issuance of one or more Series of Notes in accordance with
Section 2.12.

Section 10.02.    Supplemental Indentures with Consent of Noteholders.

         The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies and with the consent of the Holders of at least a 66 2/3% of the Outstanding Amount of the Notes of each adversely affected Series, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of such Noteholders under this Indenture; provided, however, that no such supplemental indenture may, without the consent of the Holder of each outstanding Note affected thereby:

(i) change the due date of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate specified thereon or the redemption price with respect thereto or change any place of payment where, or the coin or currency in which, any Note or any interest thereon is payable;

(ii) impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption
         Date);

(iii) reduce the percentage that constitutes a majority of the Outstanding Amount of the Notes of any Series (or any Tranche in the case of a Shared Enhancement Series) outstanding the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences as provided for in this Indenture;

(iv) reduce the percentage of the Outstanding Amount of any Notes, the consent of the Holders of which is required to direct the Indenture Trustee to sell or liquidate the Trust Assets if the proceeds of such sale would be insufficient to pay the principal amount and accrued but unpaid interest on the outstanding Notes of such Series;

(v) decrease the percentage of the Outstanding Amount of the Notes required to amend the sections of this Indenture that specify the applicable percentage of the aggregate principal amount of the Notes of such Series necessary to amend the Indenture or any Transaction Documents which require such consent;

(vi) modify or alter the provisions of this Indenture regarding the voting of Notes held by the Issuer, any other obligor on the Notes, Ford Credit or any Affiliate thereof; or

(vii) permit the creation of any Lien ranking prior to or on a parity with the Lien of this Indenture with respect to any part of the Collateral for any Notes or, except as otherwise permitted or contemplated in this Indenture or the other Transaction Documents, terminate the Lien of this Indenture on any such Collateral at any time subject hereto or deprive the Holder of any Note of the security provided by the Lien of this Indenture.

The Indenture Trustee may in its discretion, but it will not be obligated to, determine whether or not any Notes would be affected by any supplemental indenture and any such determination will be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee will not be liable for any such determination made in good faith.
         The substance of any proposed supplemental indenture made pursuant to this Section must be approved by the Act of the Noteholders, but the particular form of such supplemental indenture need not be.

         Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee will give to the Holders of the Notes to which such amendment or supplemental indenture relates written notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to give such notice, or any defect therein, will not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 10.03.    Execution of Supplemental Indentures.

         In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article X or the modification thereby of the trusts created by this Indenture, the Indenture Trustee is entitled to receive, and subject to Sections 6.01 and 6.02, is fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but is not obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

Section 10.04.    Effect of Supplemental Indenture.

         Upon the execution of any supplemental indenture under this Article X, this Indenture will be modified in accordance therewith, and such supplemental indenture will form a part of this Indenture for all purposes, and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder will be bound thereby.

Section 10.05.    Conformity with Trust Indenture Act.

         Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article X must conform to the requirements of the TIA as then in effect so long as this Indenture is then qualified under the TIA.

Section 10.06.    Reference in Notes to Supplemental Indentures.

         Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article X may, and if required by the Indenture Trustee must, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer so determines, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for the outstanding Notes.

                                   ARTICLE XI

                                   TERMINATION

Section 11.01.    Termination of Trust.

         The Issuer and the respective obligations and responsibilities of the Indenture Trustee created hereby (other than the obligation of the Indenture Trustee to make payments to Noteholders as hereinafter set forth) will terminate, except with respect to the duties described in Section 11.02(b), on the Trust Termination Date.

Section 11.02.    Final Distribution.

(a) The Servicer will give the Indenture Trustee at least 30 days' prior notice of the Distribution Date on which the Noteholders of any Series or Class may surrender their Notes for payment of the final distribution on and cancellation of such Notes (or, in the event of a final distribution resulting from the application of Section 2.03(c) or 6.01 of the Transfer and Servicing Agreements, notice of such Distribution Date promptly after the Servicer has determined that a final distribution will occur, if such determination is made less than 30 days prior to such Distribution Date). Such notice must be accompanied by an Officer's Certificate setting forth the information specified in Section 3.05 of the Transfer and Servicing Agreements covering the period during the current calendar year through the date of such notice. Not later than the fifth day of the month in which the final distribution in respect of such Series or Class is payable to Noteholders, the Indenture Trustee will provide notice to Noteholders of such Series or Class specifying (i) the date upon which final payment of such Series or Class will be made upon presentation and surrender of Notes of such Series or Class at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such payment date is not applicable, payments being made only upon presentation and surrender of such Notes at the office or offices therein specified (which, in the case of Bearer Notes, will be outside the United States). The Indenture Trustee will give such notice to the Transfer Agent and Registrar and the Paying Agent at the time such notice is given to Noteholders.

(b) Notwithstanding a final distribution to the Noteholders of any Series or Class (or the termination of the Issuer), except as otherwise provided in this paragraph, all funds then on deposit in the Collection Account and any Series Account allocated to such Noteholders will continue to be held in trust for the benefit of such Noteholders and the Paying Agent or the Indenture Trustee will pay such funds to such Noteholders upon surrender of their Notes, if certificated (and any excess will be paid in accordance with the terms of any Enhancement Agreement). If all such Noteholders do not surrender their Notes for cancellation within six months after the date specified in the notice from the Indenture Trustee described in Section 11.02(a), the Indenture Trustee will give a second notice to the remaining such Noteholders to surrender their Notes for cancellation and receive the final distribution with respect thereto (which surrender and payment, in the case of Bearer Notes, will be outside the United States). If within one year after the second notice all such Notes have not been surrendered for cancellation, the Indenture Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining such Noteholders concerning surrender of their Notes, and the cost thereof will be paid out of the funds in the Collection Account or any Series Account held for the benefit of such Noteholders. The Indenture Trustee and the Paying Agent will pay to the Transferors any monies held by them for the payment of principal or interest that remains unclaimed for two years. After payment to the Transferors, any Noteholders entitled to the money must look to the Transferors for payment as general creditors unless an applicable abandoned property law designates another Person.

Section 11.03.    Transferors' Termination Rights.

         Upon the termination of the Issuer pursuant to Section 11.01, the Indenture Trustee will assign and convey to the holders of the Transferor Interest or any of their designees, without recourse, representation or warranty, all right, title and interest of the Issuer in, to and under the Trust Assets, whether then existing or thereafter created, all monies due or to become due and all amounts received with respect thereto (including all monies then held in the Collection Account, the Excess Funding Account or any Series Account) and all proceeds thereof, except for amounts held by the Indenture Trustee pursuant to Section 11.02(b). The Indenture Trustee will execute and deliver such instruments of transfer and assignment, in each case without recourse, as may be reasonably requested by the Transferors to vest in the holders of the Transferor Interest or any of their designees all right, title and interest that the Issuer had in the Trust Assets.

Section 11.04.    Defeasance.

         Notwithstanding anything to the contrary in this Indenture or any Indenture Supplement:

(a) The Transferors may at their option be discharged from their obligations hereunder with respect to any Series or all outstanding Series (each, a "Defeased Series") on the date the applicable conditions set forth in Section 11.04(c) are satisfied (a "Defeasance"); provided, however, that the following rights, obligations, powers, duties and immunities will survive with respect to each Defeased Series until otherwise terminated or discharged hereunder: (i) the rights of the Holders of Notes of the Defeased Series to receive, solely from the trust funds provided for in Section 11.04(c), payments in respect of interest on and principal of such Notes when such payments are due; (ii) the Transferors' obligations with respect to such Notes under Sections 2.05 and 2.06; (iii) the rights, powers, trusts, duties, and immunities of the Indenture Trustee, the Paying Agent and the Transfer Agent and Registrar hereunder; and
(iv) this Section.

(b) Subject to Section 11.04(c), the Transferors at their option may cause Collections allocated to each Defeased Series and available to purchase additional Receivables to be applied to purchase Eligible Investments rather than additional Receivables.

(c) The following conditions must be satisfied prior to any Defeasance under Section 11.04(a):

(i) the Transferors irrevocably have deposited or caused to be deposited with the Indenture Trustee (such deposit to be made from other than the Transferors' or any Affiliate of the Transferors' funds), under the terms of an irrevocable trust agreement in form and substance satisfactory to the Indenture Trustee, as trust funds in trust in an amount sufficient to pay and discharge (without relying on income or gain from reinvestment of such amount) all remaining scheduled interest and principal payments on all outstanding Notes of each Defeased Series on the dates scheduled for such payments in this Indenture and the related Indenture Supplements and all amounts owing to the Series Enhancers with respect to each Defeased Series. The Transferors will make these amounts available in cash or Eligible Investments or a combination thereof. The Indenture Trustee will apply all such amounts to pay and discharge the amounts specified above;

(ii) a statement from a firm of nationally recognized independent public accountants (who may also render other services to the Transferors) to the effect that such deposit is sufficient to pay the amounts specified in clause (i) above;

(iii) prior to its first exercise of its right pursuant to this Section with respect to a Defeased Series to substitute money or Eligible Investments for Receivables, the Transferor has delivered to the Indenture Trustee (the preparation and delivery of which will not be at the expense of the Indenture Trustee):

(A)               an Opinion of Counsel to the effect contemplated by clauses
                  (b) and (c) of the definition in Section 1.01 of the term "Tax Opinion" with respect to such deposit and termination of obligations; and

(B) an Opinion of Counsel to the effect that such deposit and termination of obligations will not result in the Issuer being required to register as an "investment company" within the meaning of the Investment Company Act;

(iv) the Transferor has delivered to the Indenture Trustee an Officer's Certificate of the Transferors stating that the Transferors reasonably believe that such deposit and termination of obligations will not, based on the facts known to such officer at the time of such certification, then cause an Amortization Event with respect to any Series or any event that, with the giving of notice or the lapse of time, would result in the occurrence of a Amortization Event with respect to any Series; and

(v)      the Rating Agency Condition has been satisfied.

                                  ARTICLE XII

                                  MISCELLANEOUS

Section 12.01.    Compliance Certificates, Opinions, etc.

(a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer will furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture must include:

(i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

(ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

(b) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the Lien of this Indenture, the Issuer will, in addition to any obligation imposed in Section 12.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each Person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

(c) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in subsection (b) above, the Issuer will also deliver to the Indenture Trustee (if required by the TIA) an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to subsection (b) above and this subsection (c), is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Outstanding Amount of the Notes.

(d) Whenever any property or securities are to be released from the Lien of this Indenture, the Issuer will also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each Person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such Person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

(e) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in subsection (d) above, the Issuer will also furnish to the Indenture Trustee (if required by the TIA) an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property or securities released from the Lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by subsection (d) above and this subsection (e), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Notes.

(f) Notwithstanding Section 2.11 or any other provision of this Section, the Issuer may (A) collect, liquidate, sell or otherwise dispose of Receivables as and to the extent permitted or required by the Transaction Documents and (B) make cash payments out of the Series Accounts as and to the extent permitted or required by the Transaction Documents.

Section 12.02.    Form of Documents Delivered to Indenture Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller, the Issuer or the Administrator, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller, the Issuer or the Administrator, unless such Authorized Officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing may not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

Section 12.03.    Acts of Noteholders.

(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agent duly appointed in writing and satisfying any requisite percentages as to minimum number or dollar value of outstanding principal amount represented by such Noteholders; and, except as herein otherwise expressly provided, such action will become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent will be sufficient for any purpose of this Indenture and conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

(b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Indenture Trustee deems sufficient.

(c)      The ownership of Notes will be established by the Note Register.

(d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes will bind the Holder (and any transferee thereof) of every Note issued upon the registration thereof in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

Section 12.04.    Notices, etc. to Indenture Trustee and Issuer.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by the Agreement to be made upon, given or furnished to, or filed with:

(i) the Indenture Trustee by any Noteholder or by the Issuer will be sufficient for every purpose hereunder if made, given, furnished or filed in writing to a Trustee Officer, by facsimile transmission, electronic transmission, or by other means acceptable to the Indenture Trustee to or with the Indenture Trustee at its Corporate Trust Office; or

(ii) the Issuer by the Indenture Trustee or by any Noteholder will be sufficient for every purpose hereunder if in writing and (A) mailed, first-class postage prepaid, to the Issuer addressed to it at Ford Credit Floorplan Master Owner Trust A, 101 Barclay Street, New York, New York 10286 or at any other address previously furnished in writing to the Indenture Trustee by the Issuer or (B) delivered by facsimile or other electronic transmission to the address previously furnished in writing to the Indenture Trustee. A copy of each notice to the Issuer must be sent in writing and mailed, first-class postage prepaid, to The Bank of New York (Delaware), 502 White Clay Center, Route 273, P.O. Box 6973, Newark, Delaware 19711.

Section 12.05.    Notices to Noteholders; Waiver.

(a) Where this Indenture and any Indenture Supplement provides for notice to Noteholders of any event, such notice will be sufficiently given (unless otherwise herein expressly provided) if in writing and (i) mailed by registered or certified mail or first class postage prepaid or national overnight courier service or (ii) delivered electronically in a manner acceptable to the Servicer, the Owner Trustee on behalf of the Issuer and the Indenture Trustee, to each Noteholder affected by such event, at such Noteholder's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder will affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided will conclusively be presumed to have been duly given.

(b) Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver will be the equivalent of such notice. Waivers of notice by Noteholders are to be filed with the Indenture Trustee but such filing is not a condition precedent to the validity of any action taken in reliance upon such waiver.

(c) If, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it is impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice satisfactory to the Indenture Trustee will be deemed to be a sufficient giving of such notice.

(d) Where this Indenture provides for notice to any Rating Agency, failure to give such notice will not affect any other rights or obligations created hereunder and will not under any circumstance constitute a Default or Event of Default.

Section 12.06.    Alternate Payment and Notice Provisions.

         Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer, with the consent of the Indenture Trustee, may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

Section 12.07.    Conflict with Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with another provision hereof that is required or deemed to be included in this Indenture by any of the provisions of the TIA, such required provision will control. The provisions of TIA ss.ss.310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

Section 12.08.    Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and are not intended to affect the construction hereof.

Section 12.09.    Successors and Assigns.

         All covenants and agreements in this Indenture by the Issuer will bind its successors and assigns, whether so expressed or not.

Section 12.10.    Severability of Provisions.

         If one or more of the covenants, agreements, provisions or terms of this Indenture is for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms will be deemed severable from the remaining covenants, agreements, provisions or terms of this Indenture and will in no way affect the validity or enforceability of the other provisions of this Indenture.

Section 12.11.    Benefits of Indenture.

         Nothing in this Indenture or in the Notes, express or implied, will give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, any benefit.

Section 12.12.    Governing Law.

         THE INDENTURE AND EACH NOTE ARE TO BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES. NOTWITHSTANDING ANYTHING TO THE CONTRARY THE "SECURITIES INTERMEDIARIES JURISDICTION" (WITHIN THE MEANING OF SECTION 8-110 OF THE UCC) WILL BE THE STATE OF NEW YORK.

Section 12.13.    Counterparts.

         This Indenture may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

Section 12.14.    Trust Obligation.

         No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary will be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee will be subject to, and entitled to the benefits of, the terms and provisions of Articles V, VI and VII of the Trust Agreement.

Section 12.15.    No Petition; Subordination and Claims Against Transferors.

         The Indenture Trustee, by entering into this Indenture, each Noteholder, by accepting a Note, and each Note Owner, by accepting a beneficial interest in a Note, hereby covenant and agree that:

(i) they will not at any time institute against the Issuer or the Transferors, or join in any institution against the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Transaction Documents; and

(ii) if any Transferor becomes a debtor or debtor in possession in a case under any applicable United States federal or state bankruptcy, insolvency or other similar law now or hereafter in effect or otherwise subject to any insolvency, reorganization, liquidation, rehabilitation or other similar proceedings, any claim that the Holders of the Notes of any Series may have at any time against the Trust Assets allocated in accordance herewith to any Series unrelated to such Notes, and any claim that the Holders of such Notes have at any time against the Transferors that they may seek to enforce against such Trust Assets allocated to any unrelated Series, will be subordinate to the payment in full (including post-petition interest) of the claims of the Holders of any Notes of such unrelated Series and of the holders of any other notes, bonds, contracts or other obligations relating to such unrelated Series.

Section 12.16.    Limitation of Liability of Owner Trustee.

         Notwithstanding anything contained herein to the contrary, this instrument has been signed on behalf of the Issuer by The Bank of New York not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event will The Bank of New York in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse may be had solely to the assets of the Issuer. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee is subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

         IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective duly authorized officers, all as of the day and year first above written.


                                  FORD CREDIT FLOORPLAN MASTER OWNER TRUST A,
                                       as Issuer

                                       By THE BANK OF NEW YORK, not in its
                                       individual capacity, but solely as
                                       Owner Trustee


                                         By
                                         --------------------------------------
                                          Name:
                                          Title:



                                         THE CHASE MANHATTAN BANK, not in its
                                         individual capacity, but solely as
                                         Indenture Trustee, Securities
                                         Intermediary and Bank


                                         By
                                         --------------------------------------
                                           Name:
                                           Title: